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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file

number                                 811-09913

AIM Counselor Series Trust

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 100 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Robert H. Graham             11 Greenway Plaza, Suite 100 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code:                 (713) 626-1919

Date of fiscal year end:             8/31

Date of reporting period:         08/31/04

Item 1. Reports to Stockholders.

INVESCO Advantage Health Sciences Fund

Annual Report to Shareholders • August 31, 2004

[COVER IMAGE]

[Your goals. Our solutions.]

- registered trademark -

[AIM Investments Logo] - registered trademark -

INVESCO ADVANTAGE HEALTH SCIENCES FUND seeks capital growth.

■	Unless otherwise stated, information presented in this report is as of 8/31/04 and is based on total net assets.

■	Effective October 15, after the close of the reporting period, INVESCO Advantage Health Sciences Fund was renamed AIM Advantage Health Sciences Fund.

About share classes

■	Effective 9/30/03, Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

Principal risks of investing in the fund

■	Leveraging and short-selling, along with other hedging strategies, present higher risks, but also offer greater potential rewards. Since stock prices can rise without limit, short sales are riskier because of unlimited exposure to loss until the position is covered. The fund, which is not a complete investment program, may not be appropriate for all investors. There is no guarantee that the fund managers’ investment strategies will help investors attain their goals. Please see the prospectus for more information about specific investment strategies and risks.

■	Investing in small and mid-size companies involves risks not associated with investing in more established companies, such as business risk, significant stock price fluctuations and illiquidity.

■	International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund’s foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest 100% of its assets in the securities of non-U.S. issuers.

■	The fund is nondiversified, which increases risks as well as potential rewards.

■	Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

■	Portfolio turnover is greater than that of most funds, which may affect performance.

■	The fund seeks to participate in the initial public offering (IPO) market, and a significant portion of the fund’s returns may be attributable to IPO investments. While IPOs may significantly enhance fund returns, there is no guarantee that the market for these securities will continue to be robust. Also, this type of security may have limited liquidity.

■	The Fund may invest up to 15% of its assets in illiquid securities. The Fund’s investments include securities of privately held venture capital companies which are considered to be illiquid. A security is considered to be illiquid if the fund is unable to sell such security at a fair price within a reasonable amount of time. Investments in privately held venture capital securities are inherently risky because the markets for these companies’ products may never materialize and the Fund could ultimately lose its entire investment.

About indexes used in this report

■	The S&P 500 Health Care Index is an unmanaged index representative of stocks in the health care sector; the S&P 500 Index of Composite Stocks (S&P 500 –registered trademark– Index) is an index ofcommon stocks frequently used as a general measure of U.S. stock market performance.

■	The Morgan Stanley Health Care Product Index is an equal-dollar weighted index of 26 companies involved in the business of pharmaceuticals, including biotechnology and medical technology.

■	The unmanaged Lipper Health/Biotech Fund Index represents an average of the 30 largest health and biotechnology funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

■	The unmanaged Lehman U.S. Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a global investment bank.

■	The fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

Other information

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

■	The returns shown in the Management’s Discussion of Fund Performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246, or on the AIM Web site, AIMinvestments.com. Scroll down on the home page and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission’s Web site, sec.gov.

Information about how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the drop-down menu.

This report must be accompanied or preceded by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Read it carefully before you invest.

Not FDIC Insured May lose value No bank guarantee

AIMinvestments.com

TO OUR SHAREHOLDERS

Dear Fellow Shareholder in The AIM Family of Funds —registered trademark—:

New Board Chairman

[GRAHAM PHOTO] Robert H. Graham	It is my pleasure to introduce you to Bruce Crockett, the new Chair of the Board of Trustees of the AIM Funds. It has been my honor to have served as Chairman of the Board of Trustees of the AIM Funds ever since Ted Bauer retired from that position in 2000. However, as you may be aware, the U.S. Securities and Exchange Commission recently adopted a rule requiring that an independent fund trustee, meaning a trustee who is not an officer of the fund’s investment advisor, serve as chairman of the funds’ board. In addition, a similar provision was included in the terms of AIM Advisors’ recent settlements with certain regulators. Accordingly, the AIM Funds’ board recently elected Mr. Crockett as Chair. His appointment became effective on October 4. I will remain on the funds’ board, as will Mark Williamson, President and Chief Executive Officer of AIM. We both pledge our full support to Mr. Crockett. As before, the AIM Funds board will consist of 14 independent directors and Mark Williamson and me. I will also remain Chairman of A I M Management Group Inc.

[CROCKETT PHOTO] Bruce L. Crockett

Mr. Crockett has been a member of the AIM Funds’ board since 1992, when AIM acquired certain funds that had been advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of experience in finance and general management and has been Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the Funds’ board in AIM’s history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

Market conditions during the fiscal year

After a run-up in 2003, equity markets paused in 2004. Sentiment shifted from enthusiasm over an economic recovery to caution. Rising interest rates, inflation—particularly surging oil prices—the war on terrorism and an upcoming presidential election created uncertainty, resulting in relatively flat returns year to date in 2004.

The S&P 500 Index gained 11.45% over the 12 months ended August 31, 2004, but much of the upswing occurred in the latter part of 2003. Year to date as of August 31, 2004, the S&P 500 Index has returned just 0.42%. Fixed income markets, which rallied late in the fiscal year, ended up providing more attractive performance. The Lehman U.S. Aggregate Bond Index returned 6.13% for the fiscal year, 3.07% year to date.

In uncertain periods like the one covered by this report, we encourage shareholders to look past short-term market performance and remain focused on their long-term investment goals. Whether markets rise, fall or go sideways, the only sure thing is their unpredictability. Historically, markets have risen over the long run, with the S&P 500 Index returning 13.10% per year on average over the past 25 years and the Lehman U.S. Aggregate Bond Index returning 9.33%.* While past performance cannot guarantee future results, we believe staying invested for the long term offers the best opportunity for capital growth.

Your fund

In the following pages you will find an explanation of how your fund was managed during the year and how it performed in comparison to various benchmarks. We hope you find this discussion informative. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.

AIM remains committed, as ever, to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments—service mark—. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ Robert H. Graham
Robert H. Graham
Chairman A I M Management Group Inc.
October 15, 2004

*	Average annual total return August 31, 1979 to August 31, 2004. Source: Lipper, Inc.

TO OUR SHAREHOLDERS

Dear Fellow Shareholder in The AIM Family of Funds —registered trademark— :

[WILLIAMSON PHOTO]	On October 8, 2004, AMVESCAP PLC, the parent company of INVESCO Funds Group, Inc., the former investment advisor to certain AIM Funds, and A I M Advisors, Inc. the Funds’ investment advisor, announced that final settlements had been reached with the Securities and Exchange Commission, the New York Attorney General, the Colorado Attorney General and the Secretary of State of Georgia regarding the company’s previously disclosed civil enforcement actions and investigations related to market timing.

The monetary amounts and other terms of the final settlements are consistent with AMVESCAP’s previously announced agreements in principle with state regulators and the SEC staff on September 7, 2004.

Mark H. Williamson	It is important to note that none of the costs of the settlements will be borne by the INVESCO and AIM funds or fund shareholders. These costs will be borne by AMVESCAP.

We deeply regret the harm done to fund shareholders. We also pledge to rededicate ourselves to maintaining the highest ethical standards and ensuring we consistently place our shareholders’ interests first. With that in mind, we have taken a number of significant steps to improve our policies and procedures. They include:

■ Strengthened daily monitoring of trading activities.

■ The imposition of a 2% redemption fee on short-term trades in selected funds we believe are most likely to be vulnerable to short-term trading activity.

■ The implementation of an enhanced exchange policy designed to limit exchanges between funds.

■ An enhanced fair value pricing policy for foreign securities, when appropriate, to take into account events that may occur after the close of foreign markets, but prior to the close of U.S. markets.

Details of the financial terms and answers to many commonly asked questions can be found on the home page of AIMinvestments.com.

Now that we have reached these final settlements, we look forward to moving ahead with the business of building quality investment solutions for our clients.

Sincerely,

/s/ Mark H. Williamson
Mark H. Williamson President and Chief Executive Officer A I M Management Group Inc. October 15, 2004

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Fund focused on stocks of firms with strong earnings potential

For the year ended August 31, 2004, INVESCO Advantage Health Sciences Fund, Class A shares, returned 7.37% at net asset value. (Had the effects of sales charges been included, performance would have been lower.) For the performance of other share classes, please see the table on the next page. While Class A shares performed in line with the health care sector of the S&P 500 Index, they underperformed the benchmark as a whole which returned 11.45% for the fiscal year. The fund also underperformed the Morgan Stanley Health Care Product Index and the Lipper Health/Biotech Fund Index, which returned 13.16% and 8.60%, respectively, over the same period.

The fund underperformed its indexes because of its holdings in the securities of privately held venture capital companies, which are considered to be illiquid and which substantially declined in value over the reporting period. Also, the fund had a significant weighting in the pharmaceutical industry, which posted only modest gains over the reporting period. While the fund’s position in pharmaceutical stocks detracted from its performance relative to the Morgan Stanley Health Care Product Index, the impact of the fund’s holdings in privately held venture capital companies was much more significant.

Market conditions

For the fiscal year covered by this report, small-cap stocks generally outperformed mid- and large-cap stocks. The best performing sectors of the S&P 500 Index included energy, utilities and telecommunication services while the weakest-performing sectors were information technology, consumer discretionary and health care.

For the 12-month period ended August 31, 2004, the health care sector of the S&P 500 Index returned 7.09%. Within the health care sector, the strongest-performing industries were medical equipment and supplies, which returned 16.57%, and health care providers and services, which posted a 10.91% return for the year. Pharmaceuticals returned 5.63% for the reporting period, while biotechnology posted a return of -3.45%.

Medical device stocks generally benefited during the year as a result of such innovations as drug-coated stents and implantable cardiac pacemakers and defibrillators. Increasing demand for orthopedic devices also boosted performance. Health care providers also benefited due in part to high-profile mergers, a streamlining of business operations and expanding managed care membership.

The Medicare Prescription Drug, Improvement and Modernization Act of December 2003, which added prescription drug coverage to Medicare and mandated health care coverage options, initially boosted performance of pharmaceutical and managed care stocks. But subsequently, news of positive clinical trial results was largely offset by the potential adverse impact on pharmaceutical companies of measures introduced in April 2004 to allow re-importation of less expensive prescription drugs from Canada. In addition, uncertainty in the health care sector resulted from election-year policy issues, including prescription drug and Medicare reimbursement and cost containment.

In the biotech industry, lack of new products in the pipeline generally detracted from performance during the reporting period.

Your fund

Our focus continued to be on the stocks of health care companies we believe have the potential to experience strong earnings and cash flow growth. During the reporting period, we increased the fund’s positions in the stocks of large-cap pharmaceutical companies, such as Abbott Laboratories, Johnson & Johnson and Bristol-Myers Squibb, as we believed their valuations and dividend yields were attractive. We also reduced the fund’s exposure to European and Japanese drug stocks, as we were concerned that the U.S. dollar might appreciate against other major currencies and adversely affect returns on these holdings.

Among the fund’s long positions, sub-sectors that contributed most positively to fund performance were health care equipment and supplies, health care providers and services and pharmaceuticals. While the fund’s long holdings in biotechnology generally detracted from performance, its short positions in this sub-sector, particularly in profitless early stage biotech companies, generally enhanced returns. Overall, the fund’s short positions had a positive impact on performance. These borrowed stocks (short positions) are later sold, with the intention of buying them at an anticipated lower price to cover the sale. We believed a mixed portfolio of owned and borrowed stocks (long and short positions) can potentially protect the fund during market downturns while allowing it to take advantage of rallies.

PORTFOLIO COMPOSITION
By industry
Long positions only

Pharmaceuticals	45.4%
Health Care Equipment	33.7
Managed Health Care	4.6
Household Products	4.3
Health Care Distributors	3.5
Biotechnology	3.1
Health Care Services	2.0
Health Care Supplies	0.9
Health Care Facilities	-1.1
Money Market Funds plus other assets less liabilities	3.6

TOP 10 EQUITY LONG POSITIONS*
1. Johnson & Johnson	4.9%
2. Guidant Corp.	4.8
3. Hospira Inc.	4.5
4. Amgen Inc.	4.5
5. Proctor & Gamble Co. (The)	4.3
6. Novartis A.G.-ADR (Switzerland)	4.3
7. Medtronic, Inc.	4.2
8. Abbott Laboratories	4.1
9. Biogen Idec Inc.	4.0
10. Baxter International Inc.	3.9

The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*	Excluding money market fund holdings.

5

Long positions that enhanced fund performance included C.R. Bard, a medical equipment and supplies company, and Zimmer Holdings, which develops orthopedic products. Bard’s stock rose after its earnings at the beginning of the year beat analysts’ estimates. The company also reported an 18% increase in sales for the second quarter of 2004 in comparison with the same period last year. Zimmer also reported second quarter 2004 earnings that beat analysts’ estimates and raised its earnings estimates for the remainder of the year. The company benefited from its gains in the orthopedic implant market.

Detracting from performance were the stocks of two large pharmaceutical companies, Wyeth and Merck. Although Wyeth reported respectable earnings for its most recent fiscal quarter, its stock was adversely affected by litigation stemming from a discontinued diet drug. Merck reported disappointing earnings for its most recent fiscal quarter. We observed that the company’s businesses have been hurt by increased competition, patent expirations and a lack of new, innovative products.

Also as a result of prior investments, approximately 10% of the fund’s assets, as of the date of this report, were invested in privately held venture capital securities which are considered to be illiquid. These securities are valued at fair value in accordance with the fund’s valuation policy, and as such, several securities’ valuation was written down during the period. This resulted in the investments in privately held venture capital securities significantly reducing fund performance during the period.

In closing

Throughout the reporting period, we remained committed to the fund’s investment objective of seeking capital growth, by investing at least 80% of its net assets in companies that develop, produce or distribute products or services related to health sciences.

The views and opinions expressed in Management’s Discussion of Fund Performance are those of A I M Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but A I M Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important fund and index disclosures on the first page of this report.

FUND VS. INDEXES
Total returns, 8/31/03-8/31/04, excluding applicable sales charges. If sales charges were included, returns would be lower.

Class A Shares	7.37%
Class B Shares	6.34
Class C Shares	5.79
S&P 500 Index	11.45
S&P 500 Health Care Index	7.09
Morgan Stanley Health Care Product Index (Style-Specific Index)	13.16
Lipper Health/Biotech Fund Index (Peer Group Index)	8.60

Source: Lipper, Inc.

TOTAL NET ASSETS	$173.5 million
TOTAL NUMBER OF LONG HOLDINGS	69	*

[WALD PHOTO]

Thomas Wald

Mr. Wald, portfolio manager and Chartered Financial Analyst, began his investment career in 1988 and joined INVESCO in 1997. He holds a master’s degree in business administration from The Wharton School at the University of Pennsylvania. He received his bachelor’s degree from Tulane University.

Effective October 1, 2004, after the close of the reporting period, Kirk L. Anderson, Bryan Unterhalter and Michael Yellen became the new portfolio managers of INVESCO Advantage Health Sciences Fund.

[RIGHT ARROW GRAPHIC]

For a presentation of your fund’s long-term performance record, please turn to page 7.

6

INFORMATION ABOUT YOUR FUND’S EXPENSES

Calculating your ongoing fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2004 - August 31, 2004.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (3/1/04)	Ending Account Value (8/31/04)[1]	Expenses Paid During Period[2,3]	Ending Account Value (8/31/04)	Expenses Paid During Period[2,4]
Class A	$1,000.00	$941.50	$6.78	$1,018.15	$7.05
Class B	1,000.00	$938.40	$10.13	$1,041.68	$10.53
Class C	1,000.00	$937.90	$10.91	$1,013.88	$11.34

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2004 to August 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period March 1, 2004 to August 31, 2004 was -5.85%, -6.16% and -6.21% for Class A, B and C shares, respectively.

[2]	Expenses are equal to the Fund’s annualized expense ratio (1.39%, 2.08% and 2.24% for Class A, B, and C shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Effective July 1, 2003, the advisor agreed to reduce fund total operating expenses by 0.25%, effective on April 1, 2004 the Board of Trustees approved a revised expense allocation methodology and effective on July 1, 2004, the Fund adopted new agreements for transfer agency and administrative services with differing fees. The annualized expense ratios restated as if these changes had been in effect throughout the entire most recent fiscal half year are 1.51%, 2.16% and 2.16% for Class A, B and C shares, respectively.

[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $7.37, $10.52 and $10.52 for Class A, B and C shares, respectively.

[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $7.66, $10.94 and $10.94 for Class A, B and C shares, respectively.

[ARROW BUTTON IMAGE]	For More Information Visit AIMinvestments.com

7

LONG-TERM PERFORMANCE

Your fund’s long-term performance

Past performance cannot guarantee comparable future results.

Your fund’s total return includes reinvested distributions, fund expenses and management fees. Index results include reinvested dividends. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the indexes does not reflect the effects of taxes

In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the early years depicted in the chart before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the early years depicted. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.

AVERAGE ANNUAL TOTAL RETURNS

As of 8/31/04, including applicable sales charges

Class A Shares
10 Years	10.30
5 Years	-0.71
1 Year	1.47

Class B Shares
Inception (5/15/01)	-2.94%
1 Year	1.34

Class C Shares
Inception (5/15/01)	-3.00%
1 Year	4.79

In addition to returns as of the close of the fiscal year, industry regulations require us to provide average annual total returns as of 6/30/04, the most recent calendar quarter-end.

AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/04, most recent calendar quarter-end, including applicable sales charges

Class A Shares
10 Years	11.78
5 Years	0.90
1 Year	4.80

Class B Shares
Inception (5/15/01)	-1.30%
1 Year	4.65

Class C Shares
Inception (5/15/01)	-1.38%
1 Year	7.70

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund’s share classes will differ due to different sales charge structures and class expenses.

Had the advisor not waived fees and/or reimbursed expenses, performance would have been lower.

Since the last reporting period, the fund has elected to use the S&P 500 Index as its broad-based market index since the S&P 500 Index is such a widely recognized gauge of the stock market in general. The fund will no longer measure its performance against the S&P 500 Health Care Index, the index published in previous reports to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund’s performance to both the old and the new index. In addition, the unmanaged Lipper Health/Biotech Fund Index, which may or may not include INVESCO Advantage Health Science Fund, is included for comparison to a peer group.

8

RESULTS OF A $10,000 INVESTMENT

8/31/94-8/31/04

[MOUNTAIN CHART]

Date	INVESCO Advantage Health Sciences Fund Class A Shares	Lipper Health/ Biotech Fund Index	S&P 500 Index	S&P 500 Health Care Index
8/31/94	$9450	$10000	$10000	$10000
11/94	9503	9978	9612	10431
2/95	10540	10694	10396	11358
5/95	11189	11058	11457	12316
8/95	13424	12499	12142	13443
11/95	14762	13902	13162	15777
2/96	17692	15548	14000	17273
5/96	19270	16316	14712	17663
8/96	17213	15373	14415	17771
11/96	17826	16106	16826	21019
2/97	18845	17496	17661	22614
5/97	19056	17798	19044	24216
8/97	19641	18788	20271	24858
11/97	21193	19933	21623	27716
2/98	22535	21589	23840	32615
5/98	23365	21908	24882	33918
8/98	21885	19037	21917	32444
11/98	25749	23334	26744	39855
2/99	27502	24981	28550	41840
5/99	25618	24249	30115	38843
8/99	26085	26155	30641	39684
11/99	26635	26486	32331	40789
2/00	38120	33968	31898	35287
5/00	27993	30705	33267	42422
8/00	39561	37962	35637	43673
11/00	34780	37934	30965	49546
2/01	30481	36327	29284	46889
5/01	28785	36005	29758	45143
8/01	28052	34858	26951	43754
11/01	29940	35794	27183	46322
2/02	27031	32598	26500	44601
5/02	25605	30880	25641	41127
8/02	22796	26989	22103	37036
11/02	21871	27514	22696	37726
2/03	21158	25751	20492	35611
5/03	24699	30388	23573	38838
8/03	24813	31745	24768	38467
11/03	25816	33175	26119	39552
2/04	28300	36442	28381	43413
5/04	28127	36737	27892	42877
8/04	$26644	$34473	$27603	$41187

Note: The Morgan Stanley Health Care Product Index does not have a 10-year performance history.

9

FINANCIALS

Schedule of Investments

August 31, 2004

	Shares	Market Value

Domestic Common Stocks & Other Equity Interests–81.42%

Biotechnology–13.95%
Amgen Inc.(a)	130,900	$7,761,061
Biogen Idec Inc.(a)	118,100	7,006,962
Cellomics, Inc. (Acquired 10/02/00; Cost $3,499,996)(a)(b)(c)	8,869,999	0
Chiron Corp.(a)	54,200	2,296,996
Connetics Corp.(a)	78,900	2,023,785
Genentech, Inc.(a)	60,600	2,956,105
GenoPlex, Inc. (Acquired 09/15/97-06/25/98; Cost $408,490)(a)(b)(c)	3,663,120	0
Neurogenetics, Inc. (Acquired 09/15/97-06/25/98; Cost $202,031)(a)(b)(c)	67,828	67,828
Pharmion Corp.(a)	42,400	2,084,808
		24,197,545

Health Care Distributors–1.03%
McKesson Corp.	57,900	1,792,005

Health Care Equipment–27.13%
AeroGen, Inc.(a)	18,979	45,739
Bard (C.R.), Inc.	76,300	4,280,430
Baxter International Inc.	223,700	6,831,798
Guidant Corp.	139,200	8,324,160
Hospira, Inc.(a)	280,920	7,781,484
Medtronic, Inc.	145,600	7,243,600
Sensys Medical, Inc. (Acquired 04/23/04; Cost $688)(a)(b)(c)	3,623	688
Sensys Medical, Inc.-Wts., expiring 08/13/06 (Acquired 10/18/01-04/23/04; Cost $240)(b)(c)(d)	10,144	0
expiring 09/17/06 (Acquired 10/05/01-04/23/04; Cost $96)(b)(c)(d)	4,057	0
expiring 10/19/06 (Acquired 11/07/01-04/23/04; Cost $96)(b)(c)(d)	4,057	0
St. Jude Medical, Inc.(a)	94,520	6,356,470
Stryker Corp.	74,700	3,383,910
Zimmer Holdings, Inc.(a)	39,520	2,817,776
		47,066,055

Health Care Services–2.04%
Caremark Rx, Inc.(a)	61,715	1,771,220
Medco Health Solutions, Inc.(a)	56,607	1,767,837
		3,539,057

Household Products–4.31%
Procter & Gamble Co. (The)	133,676	7,481,846

	Shares	Market Value

Managed Health Care–4.55%
Aetna Inc.	23,000	$2,130,950
Anthem, Inc.(a)	21,800	1,771,032
Coventry Health Care, Inc.(a)	39,750	2,018,505
UnitedHealth Group Inc.	29,706	1,964,458
		7,884,945

Pharmaceuticals–28.41%
Abbott Laboratories	170,200	7,095,638
Allergan, Inc.	21,600	1,612,440
Bristol-Myers Squibb Co.	286,800	6,805,764
Forest Laboratories, Inc.(a)	80,000	3,668,000
Johnson & Johnson	146,660	8,520,946
Merck & Co. Inc.	113,400	5,099,598
MGI Pharma, Inc.(a)	18,300	425,109
Pfizer Inc.	203,008	6,632,271
Predix Pharmaceuticals, Inc.-Wts., expiring 08/08/08 (Acquired 08/06/04; Cost $0)(b)(c)(d)	1,146,892	241,272
Schering-Plough Corp.	332,500	6,137,950
Wyeth	83,000	3,035,310
		49,274,298
Total Domestic Common Stocks & Other Equity Interests (Cost $128,543,972)		141,235,751
Foreign Stocks & Other Equity Interests–17.47%

Israel–1.93%
Teva Pharmaceutical Industries Ltd.-ADR (Pharmacueticals)	122,580	3,340,305

Japan–1.52%
Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)(c)	58,100	2,638,974

Switzerland–5.40%
Novartis A.G.-ADR (Pharmaceuticals)	159,500	7,408,775
Roche Holding A.G. (Pharmaceuticals)(c)	20,198	1,963,536
		9,372,311

United Kingdom–8.62%
AstraZeneca PLC-ADR (Pharmaceuticals)	146,800	6,830,604
GlaxoSmithKline PLC-ADR (Pharmaceuticals)	159,500	6,561,830
Smith & Nephew PLC (Health Care Supplies)(c)	173,100	1,562,529
		14,954,963
Total Foreign Stocks & Other Equity Interests (Cost $27,187,066)		30,306,553

	Shares	Market Value

Preferred Stocks–10.19%

Biotechnology–0.10%
Cellomics, Inc.-Pfd., Series NNN (Acquired 10/02/00; Cost $3,499,996)(a)(b)(c)	8,869,999	$0
Ingenex, Inc.-Pfd., Series B (Acquired 09/27/94; Cost $600,000)(a)(b)(c)	103,055	0
Structural Bioinformatics, Inc.-Pfd., Series D (Acquired 03/24/00; Cost $4,000,003)(a)(b)(c)	650,407	175,700
		175,700

Health Care Distributors–2.49%
Locus Pharmaceuticals, Inc.-Pfd., Series C (Acquired 11/21/00; Cost $4,500,000)(a)(b)(c)	2,000,000	3,340,000
Series D (Acquired 09/06/01; Cost $2,352,940)(a)(b)(c)	588,235	982,352
		4,322,352

Health Care Equipment–7.43%
Adeza Biomedical Corp.-Pfd., Series 2, Conv.(Acquired 12/21/94; Cost $999,998)(a)(b)(c)	416,666	1,929,164
Series 5, Conv.(Acquired 09/20/01; Cost $449,999)(a)(b)(c)	97,192	449,999
Athersys Inc.-Pfd., Class F, Conv. (Acquired 04/17/00-08/31/04; Cost $4,999,984)(a)(b)(c)	416,667	1,720,833
DexCom, Inc-Pfd., Series B (Acquired 12/20/00; Cost $1,000,000)(a)(b)(c)	694,444	1,597,221
Series C (Acquired 06/03/02; Cost $1,000,000)(a)(b)(c)	434,782	999,999
Masimo Corp.-Pfd., Series C (Acquired 10/07/98; Cost $1,000,000)(a)(b)(c)	125,000	1,000,000
Series F, Conv. (Acquired 09/14/99; Cost $174,999)(a)(b)(c)	15,909	174,999
Neothermia Corp.-Pfd., Series C (Acquired 03/26/01; Cost $2,000,001)(a)(b)(c)	2,439,026	2,463,416
Sensys Medical, Inc.-Pfd., Series A-1 (Acquired 02/25/98-04/23/04; Cost $7,094,393)(a)(b)(c)	1,182,140	874,784
Series A-D, Conv. (Acquired 04/23/04; Cost $69,019)(a)(b)(c)	363,258	268,811
Syrrx, Inc.-Pfd., Series C (Acquired 01/10/01; Cost $4,000,003)(a)(b)(c)	615,385	1,415,386
		12,894,612

Pharmaceuticals–0.17%
Predix Pharmaceuticals, Inc.-Pfd., Series AB, Conv. (Acquired 11/07/97; Cost $1,499,999)(a)(b)(c)	324,180	71,439
Series C, Conv. (Acquired 08/05/04; Cost $187,323)(a)(b)(c)	850,039	187,323

	Shares	Market Value

Pharmaceuticals–(Continued)
Scimagix Inc.-Pfd., Series C (Acquired 05/24/01; Cost $1,350,000)(a)(b)(c)	641,635	$32,082
		290,844
Total Preferred Stocks (Cost $40,778,657)		17,683,508

	Principal Amount
Bonds & Notes–0.06%

Health Care Equipment–0.06%
Sensys Medical, Inc., Notes, 8.00%, 12/31/04 (Acquired 04/23/04-08/13/04; Cost $113,657)(b)(c)(e)	$113,657	113,657

	Number of Contracts	Exercise Price	Expiration Date
Put Options Purchased–0.27%
Forest Laboratories, Inc. (Pharmaceuticals) (Cost $268,566)	800	$50	Jan-05	468,000

	Shares
Money Market Funds–1.88%
INVESCO Treasurer’s Money Market Reserve Fund (Cost $3,257,615)(f)(g)	3,257,615	3,257,615
TOTAL INVESTMENTS–111.29% (excluding investments purchased with cash collateral from securities loaned) (Cost $200,149,533)		193,065,084
Investments Purchased With Cash Collateral From Securities Loaned

Money Market Funds–0.22%
INVESCO Treasurer’s Money Market Reserve Fund(f)(g)(h)	385,495	385,495
Total Money Market Funds (purchased with cash collateral from securities loaned) (Cost $385,495)		385,495
TOTAL INVESTMENTS–111.51% (Cost $200,535,028)		193,450,579
OTHER ASSETS LESS LIABILITIES–(11.51%)		(19,976,720)
NET ASSETS–100.00%		$173,473,859

	Shares Sold Short
Securities Sold Short–12.98%(i)

Common Stocks–12.98%

Biotechnology–6.09%
Amylin Pharmaceuticals, Inc.	40,000	$791,600
Applera Corp.-Celera Genomics Group	150,000	1,615,500
Cell Therapeutics, Inc.	155,000	878,850
Human Genome Sciences, Inc.	103,000	1,109,310
Incyte Corp.	150,000	1,024,500
InterMune Inc.	70,000	723,100
Medarex, Inc.	250,000	1,422,500
Millennium Pharmaceuticals, Inc.	150,000	1,783,500
Vertex Pharmaceuticals Inc.	125,000	1,216,250
		10,565,110

	Shares Sold Short	Market Value

Health Care Equipment–0.96%
Kyphon Inc.	75,000	$1,674,750

Health Care Facilities–1.05%
Health Management Associates, Inc. — Class A	95,000	1,816,400

Investment Companies–Exchange Traded Funds–4.88%
iShares Nasdaq Biotechnology Index Fund	125,000	8,462,500
Total Common Stock Securities Sold Short (Total Proceeds $25,480,634)		$22,518,760

Investment Abbreviations:
ADR	– AmericanDepositary Receipt
Conv.	– Convertible
Pfd.	– Preferred
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at August 31, 2004 was $18,106,953, which represented 10.44% of the Fund’s net assets. These securities are considered to be illiquid.
(c)	Security fair valued in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at August 31, 2004 was $24,271,992, which represented 12.55% of the Fund’s total investments. See Note 1A.
(d)	Non-income producing security acquired as part of a unit with or in exchange for other securities.
(e)	The Fund has an agreement with a remaining commitment to purchase $37,886 principal amount of Sensys Medical, Inc., Notes for $37,886, which is subject to the terms of the agreement.
(f)	The money market fund and the fund are affiliated by having the same investment advisor. See Note 3.
(g)	Effective October 15, 2004, INVESCO Treasurer’s Money Market Reserve Fund was renamed Premier Portfolio.
(h)	The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 7.
(i)	Collateral on short sales was segregated by the Fund in the amount of $33,780,300, which represented 150.01% of the market value of securities sold short.

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities

August 31, 2004

Assets:
Investments, at market value (cost $196,891,918)	$189,807,469
Investments in affiliated money market funds (cost $3,643,110)	3,643,110
Total investments (cost $200,535,028)	193,450,579
Receivables for:
Deposits with brokers for securities sold short	25,809,102
Investments sold*	699,484
Fund shares sold	1,050
Dividends and interest	161,571
Short positions covered	330,134
Short stock rebates	12,099
Investment for trustee deferred compensation and retirement plans	44,867
Other assets	90,587
Total assets	220,599,473

Liabilities:
Payables for:
Fund shares reacquired	508,393
Amount due custodian	407,482
Trustee deferred compensation and retirement plans	48,909
Loan outstanding	23,000,000
Collateral upon return of securities loaned	385,495
Short stock account dividends	1,900
Securities sold short, at market value (proceeds $25,480,634)	22,518,760
Accrued distribution fees	50,552
Accrued interest expense	41,745
Accrued transfer agent fees	74,934
Accrued operating expenses	87,444
Total liabilities	47,125,614
Net assets applicable to shares outstanding	$173,473,859

Net assets consist of:
Shares of beneficial interest	$203,441,509
Undistributed net investment income (loss)	(194,052)
Undistributed net realized gain (loss) from investment securities, foreign currencies and securities sold short	(25,359,288)
Unrealized appreciation (depreciation) of investment securities, foreign currencies and securities sold short	(4,414,310)
$173,473,859

Net Assets:
Class A	$172,318,252
Class B	$830,152
Class C	$325,455

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	12,450,942
Class B	61,928
Class C	25,092
Class A:
Net asset value per share	$13.84
Offering price per share:
(Net asset value of $13.84 ÷ 94.50%)	$14.65
Class B:
Net asset value and offering price per share	$13.41
Class C:
Net asset value and offering price per share	$12.97

*	At August 31, 2004, securities with an aggregate market value of $370,649 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

For the year ended August 31, 2004

Investment income:
Dividends (net of foreign withholding tax of $48,064)	$1,774,381
Dividends from affiliated money market funds*	45,486
Interest	9,894
Short stock rebates	40,805
Total investment income	1,870,566

Expenses:
Advisory fees	1,015,359
Administrative services fees	95,227
Custodian fees	46,702
Distribution fees:
Class A	712,050
Class B	8,766
Class C	3,110
Interest	875,083
Transfer agent fees:
Class A	697,406
Class B	3,626
Class C	2,177
Trustees’ fees and retirement benefits	14,118
Dividends on short sales	29,400
Other	460,332
Total expenses	3,963,356
Less: Expenses reimbursed and expense offset arrangements	(553,268)
Net expenses	3,410,088
Net investment income (loss)	(1,539,522)

Realized and unrealized gain (loss) from investment securities, foreign currencies and securities sold short:
Net realized gain (loss) from:
Investment securities	39,861,775
Foreign currencies	(186,903)
Securities sold short	222,642
39,897,514
Change in net unrealized appreciation (depreciation) of:
Investment securities	(24,798,666)
Foreign currencies	35
Securities sold short	3,253,655
(21,544,976)
Net gain from investment securities, foreign currencies and securities sold short	18,352,538
Net increase in net assets resulting from operations	$16,813,016

*	Dividends from affiliated money market funds are net of income rebate paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the years ended August 31, 2004 and 2003

	2004	2003

Operations:
Net investment income (loss)	$(1,539,522)	$(1,684,764)
Net realized gain from investment securities, foreign currencies, securities sold short and option contracts written	39,897,514	2,690,186
Change in net unrealized appreciation (depreciation) of investment securities, foreign currencies and securities sold short	(21,544,976)	17,432,238
Net increase in net assets resulting from operations	16,813,016	18,437,660
Share transactions–net:
Class A	(75,394,909)	(62,470,276)
Class B	28,689	(163,991)
Class C	(5,203)	(190,235)
Net increase (decrease) in net assets resulting from share transactions	(75,371,423)	(62,824,502)
Net increase (decrease) in net assets	(58,558,407)	(44,386,842)

Net assets:
Beginning of year	232,032,266	276,419,108
End of year (including undistributed net investment income (loss) of $(194,052) and $(187,267) for 2004 and 2003, respectively)	$173,473,859	$232,032,266

See accompanying notes which are an integral part of the financial statements.

Statement of Cash Flows

For the year ended August 31, 2004

Cash provided by operating activities:
Net increase in net assets resulting from operations	$16,813,016

Adjustments to reconcile net increase in net assets to net cash provided by operations:
Purchases of investments	(288,633,114)
Proceeds from disposition of investments	397,652,235
Increase in deposits with brokers for securities sold short	(20,708,447)
Increase in cash collateral from securities loaned	(385,495)
Decrease in dividends and interest receivable	65,720
Increase in other assets	(60,161)
Increase in securities sold short	20,640,007
Increase in payable of collateral upon return of securities loaned	385,495
Increase in accrued expenses and other payables	79,498
Net realized and unrealized gain on investment securities, foreign currencies and securities sold short	(18,352,538)
Net cash provided by operating activities	107,496,216

Cash used in financing activities:
Net decrease in borrowings on line of credit	(29,000,000)
Proceeds from shares of beneficial interest sold	6,296,697
Increase in payable to custodian	295,981
Disbursements from shares of beneficial interest reacquired	(81,861,005)
Net cash provided by (used in) financing activities	(104,268,327)
Net increase in cash and cash equivalents	3,227,889
Cash and cash equivalents at beginning of period	29,726
Cash and cash equivalents at end of period	$3,257,615

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

August 31, 2004

NOTE 1—Significant Accounting Policies

INVESCO Advantage Health Sciences Fund, formerly INVESCO Advantage Global Health Sciences Fund, (the “Fund”) is a series portfolio of AIM Counselor Series Trust (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On November 25, 2003, the Fund was restructured from a separate series of AIM Counselor Series Funds, Inc., formerly known as INVESCO Counselor Series Funds, Inc., to a new series portfolio of the Trust.

The Fund’s investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

Under the Trust’s organizational documents, the Fund’s officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

Cash and cash equivalents in the Statement of Cash Flows are comprised of cash and investments in affiliated money market funds for the purpose of investing daily available cash balances.

C.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E.	Expenses — Until March 31, 2004, each class bore expenses incurred specifically on its behalf (including Rule 12b-1 plan fees) and, in addition, each class bore a portion of general expenses, based on relative net assets of each class. Effective April 1, 2004, fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F.	Securities Sold Short — The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in “A” above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.

The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the Statement of Operations represents the net income earned on short sale proceeds held on deposit with the broker and margin interest earned or incurred on short sale transactions. The Fund may also earn or incur margin interest on short sales transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales.

G.	Foreign Currency Translations — Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H.	Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
I.	Call Options — The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

An option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed “index multiplier.” A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund were unable to close an option it had written, it might be unable to sell the securities used as cover.

J.	Put Options — The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.
K.	Venture Capital — The Fund has invested in privately held joint venture capital companies, some of which are in the startup or development stages. These investments are inherently risky, as the markets for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose the entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held joint venture capital securities are illiquid.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. (“AIM”). Under the terms of the investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.50% of the Fund’s average daily net assets. The base management fee will be adjusted, on a monthly basis, (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment performance of the Class A shares of the Fund exceeds the sum of 2.00% of the investment record of the Morgan Stanley Health Care Product Index, but shall be capped at 2.50% of the Fund’s average daily net assets, or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment record of the Morgan Stanley Health Care Product Index less 2.00% exceeds the investment performance of the Class A shares of the Fund, but shall be no less than 0.50% of the average daily net assets. AIM has voluntarily agreed to waive and/or reimburse in an amount equal to 0.25% of the Fund’s daily average net assets. Voluntary fee waivers and/or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the period November 25, 2003 through

August 31, 2004, the Fund paid advisory fees to AIM of $764,107 and AIM reimbursed total operating expenses to the Fund in the amount of $382,577. Prior to November 25, 2003, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”). For the period September 1, 2003 through November 24, 2003, the Fund paid advisory fees under similar terms to IFG of $251,252 and IFG reimbursed total operating expenses to the Fund in the amount of $128,999. Under the terms of the advisory agreement, the Fund is not permitted to pay management fees on those assets of the Fund that are invested in other funds advised by AIM. Effective November 25, 2003, AIM entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. (“INVESCO”) whereby AIM paid INVESCO 40% of the fee paid by the Fund to AIM. Effective September 30, 2004, the sub-advisory agreement between AIM and INVESCO was terminated.

For the period November 25, 2003 through August 31, 2004, AIM reimbursed class specific expenses of the Fund of $0, $1,866 and $2,183 for Class A, Class B and Class C shares, respectively. Prior to November 25, 2003, IFG reimbursed class specific expenses of the Fund of $1,587, $0 and $0 for Class A, Class B and Class C shares, respectively. For the period November 25, 2003 through August 31, 2004, AIM reimbursed fund level expenses of the Fund of $0. Prior to November 25, 2003, IFG reimbursed fund level expenses of the Fund of $2,185.

For the year ended August 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC (“AMVESCAP”) has assumed $29,775 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM and INVESCO Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period November 25, 2003 through August 31, 2004, the Fund paid AIM $69,685 for such services. Prior to November 25, 2003, the Trust had an administrative services agreement with IFG. For the period September 1, 2003 through November 24, 2003, under similar terms, the Fund paid IFG $25,542 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”) a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. Prior to October 1, 2003, the Trust had a transfer agency and service agreement with IFG. For the period September 1, 2003 through September 30, 2003, the Fund paid IFG $50,633. For the period October 1, 2003 through August 31, 2004, the Fund paid AISI $652,576. AISI may make payments to intermediaries to provide omnibus account services, sub-accounting services and/or networking services.

The Trust has entered into a master distribution agreement with A I M Distributors, Inc. (“AIM Distributors”) to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively the “Plans”). The Fund, pursuant to the Class A, Class B and Class C Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended August 31, 2004, the Class A, Class B and Class C shares paid $712,050, $8,766 and $3,110, respectively.

Front-end sales commissions and contingent deferred sales charges (“CDSC”) (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the year ended August 31, 2004, AIM Distributors advised the Fund that it retained $4,251 in front-end sales commissions from the sale of Class A shares and $5,935, $2 and $97 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

NOTE 3—Investments in Affiliates

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended August 31, 2004.

Investments of Daily Available Cash Balances:

Fund	Market Value 08/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 08/31/04	Dividend Income	Realized Gain (Loss)
INVESCO Treasurer’s Money Market Reserve Fund(a)	$29,726	$194,318,191	$(191,090,302)	$—	$3,257,615	$34,639	$—

Investments of Cash Collateral from Securities Lending Transactions:

Fund	Market Value 08/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 08/31/04	Dividend Income(b)	Realized Gain (Loss)
INVESCO Treasurer’s Money Market Reserve Fund(a)	$—	$51,466,216	$(51,080,721)	$—	$385,495	$10,847	$—
(a)	Effective October 15, 2004, INVESCO Treasurer’s Money Market Reserve Fund was renamed Premier Portfolio.
(b)	Dividend income is net of income rebate paid to security lending counterparties.

Investments in Other Affiliates:

The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the investment Company Act of 1940) of that issuer. The following is a summary of the transactions with affiliates for the year ended August 31, 2004.

Fund	Market Value 08/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 08/31/04	Dividend Income	Realized Gain (Loss)
Adeza Biomedical Corp.–Pfd.
Series 2, Conv.	$1,929,164	$—	$—	$—	$1,929,164	$—	$—
Adeza Biomedical Corp.–Pfd.
Series 5, Conv.	449,999	—	—	—	449,999	—	—
AFX Inc.–Pfd.
Series AA	705,000	—	(1,713,513)	1,008,513	0	—	(1,286,487)
Cellomics, Inc.	0	—	—	—	0	—	—
Cellomics, Inc.–Pfd.
Series NNN	2,413,058	—	—	(2,413,058)	0	—	—
DexCom, Inc.–Pfd.
Series B	1,597,221	—	—	—	1,597,221	—	—
Series C	1,000,000	—	—	(1)	999,999	—	—
GenoPlex, Inc.	1	—	—	(1)	0	—	—
Locus Pharmaceuticals, Inc.–Pfd.
Series C	8,000,000	—	—	(4,660,000)	3,340,000	—	—
Series D	2,352,940	—	—	(1,370,588)	982,352	—	—
Neothermia Corp.–Pfd.
Series C	2,463,416	—	—	—	2,463,416	—	—
Neurogenetics, Inc.	67,828	—	—	—	67,828	—	—

Fund	Market Value 08/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 08/31/04	Dividend Income	Realized Gain (Loss)
Optimize, Inc.–Pfd.
Series 4	$1	$—	$(1)	$—	$0	$—	$(7,000,000)
Series 5	1	—	(1)	—	0	—	(1,506,029)
Optimize, Inc.–Wts.	1	—	(1)	—	0	—	(4)
Predix Pharmaceuticals, Inc.–Pfd.
Series AB, Conv.	286,362	—	—	(214,923)	71,439	—	—
Series C, Conv.	0	187,323	—	—	187,323	—	—
Predix Pharmaceuticals, Inc.–Wts.
Expiring 08/18/08	1	—	—	241,271	241,272	—	—
Scimagix, Inc.–Pfd.
Series C	1,350,000	—	—	(1,317,918)	32,082
Sensys Medical, Inc.	0	688	—	—	688	—	—
Sensys Medical, Inc.–Pfd.
Series A-1	488,368	235,628	—	150,788	874,784	—	—
Series A-D, Conv.	923,808	69,019		(724,016)	268,811	—	—
Sensys Medical, Inc.–Wts.
Expiring 08/13/06	2	238		(240)	0	—	—
Expiring 09/17/06	1	95	—	(96)	0	—	—
Expiring 10/19/06	1	95	—	(96)	0
Sensys Medical, Inc.
Notes, 8.00%, 12/31/04	0	113,657	—	—	113,657	—	—
Subtotal	$24,027,173	$606,743	$(1,713,516)	$(9,300,365)	$13,620,035	$—	$(9,792,520)
Total	$24,056,899	$246,391,150	$(243,804,539)	$(9,300,365)	$17,263,145	$45,486	$(9,792,520)

NOTE 4—Expense Offset Arrangements

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended August 31, 2004, the Fund received credits in transfer agency fees of $318 and credits in custodian fees of $3,778 under expense offset arrangements, which resulted in a reduction of the Fund’s total expenses of $4,096.

NOTE 5—Trustees’ Fees

Trustees’ fees represent remuneration paid to each Trustee of the Trust who is not an “interested person” of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended August 31, 2004, the Fund paid legal fees of $2,051 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Borrowings

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $100,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line. During the year ended August 31, 2004, the Fund had average borrowings for the number of days the borrowings were outstanding, in the amount of $47,390,710 with a weighted average interest rate of 1.83% and interest expense of $864,988.

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund’s aggregate borrowings from all sources exceeds 10% of the Fund’s total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended August 31, 2004.

Effective December 9, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended August 31, 2004.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the year ended August 31, 2004. The agreement expired on December 3, 2003.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7—Portfolio Securities Loaned

The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

At August 31, 2004, securities with an aggregate value of $370,649 were on loan to brokers. The loans were secured by cash collateral of $385,495 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended August 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $10,847 for securities lending transactions.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

There were no ordinary income or long-term capital gain distributions paid during the years ended August 31, 2004 and 2003.

Tax Components of Net Assets:

As of August 31, 2004, the components of net assets on a tax basis were as follows:

2004
Unrealized appreciation (depreciation) — investments	$(6,675,880)
Temporary book/tax differences	(15,763)
Capital loss carryforward	(23,097,716)
Post October currency loss deferral	(178,291)
Shares of beneficial interest	203,441,509
Total net assets	$173,473,859

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation (depreciation) on foreign currencies of $(191) and an allowance for doubtful receipts of $291,926.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited based on the results of future transactions under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $37,166,064 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2004 which expires as follows:

Expiration	Capital Loss Carryforward*
August 31, 2011	$23,097,716
*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended August 31, 2004 was $285,369,330 and $394,472,939, respectively.

The receivable for investments sold is net of an allowance for doubtful receipts of $291,926 for Norian Corp.—Series D, convertible preferred shares.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of:
Investment securities	$23,861,558
Securities sold short	3,070,453
Aggregate unrealized (depreciation) of :
Investment securities	(33,125,685)
Securities sold short	(190,471)
Net unrealized appreciation (depreciation) of investment securities	$(6,384,145)

Cost of investments for tax purposes is $202,714,706.

Proceeds from securities sold short for investment purposes are $25,398,742.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, redomestication expenses and net operating losses, on August 31, 2004, undistributed net investment income (loss) was increased by $1,532,737, undistributed net realized gain (loss) was increased by $186,903 and shares of beneficial interest decreased by $1,719,640. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

Changes in Shares Outstanding(a)
	Year ended August 31,
	2004		2003
	Shares	Amount	Shares	Amount
Sold:
Class A	415,823	$5,596,301	17,876,194	$217,446,224
Class B	26,168	362,799	9,839	118,288
Class C	9,655	130,158	139,927	1,679,546
Automatic conversion of Class B shares to Class A shares:(b)
Class A	1,634	23,919	—	—
Class B	(1,681)	(23,919)	—	—
Reacquired:
Class A	(5,877,805)	(81,015,129)	(23,191,673)	(279,916,500)
Class B	(22,919)	(310,191)	(24,387)	(282,279)
Class C	(10,306)	(135,361)	(157,490)	(1,869,781)
	(5,459,431)	$(75,371,423)	(5,347,590)	$(62,824,502)
(a)	There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 31.46% of the outstanding shares of the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.
(b)	Prior to the year ended August 31, 2004, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended August 31,				November 1, 2000 to August 31, 2001		Year ended October 31,
	2004		2003	2002			2000		1999
Net asset value, beginning of period	$12.89		$11.84	$14.57	$24.25		$17.96		$21.08
Income from investment operations:
Net investment income (loss)	(0.13)		(0.00)	(0.00)	(0.12	)(a)	(0.13	)(a)	(0.02	)(a)
Net gains (losses) on securities (both realized and unrealized)	1.08		1.05	(2.77)	(6.19)		8.83		0.99
Total from investment operations	0.95		1.05	(2.77)	(6.31)		8.70		0.97
Less dividends from net investment income	—		—	—	(3.44)		(2.41)		(4.09)
Redemption fees added to beneficial interest	—		—	0.04	0.07		—		—
Net asset value, end of period	$13.84		$12.89	$11.84	$14.57		$24.25		$17.96
Total return(b)	7.37%		8.87%	(18.74)%	(28.88)%		52.72%		4.90%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$172,318		$230,955	$275,037	$478,876		$938,494		$678,030
Ratio of expenses to average net assets (including interest expense and/or dividends on short sales):
With fee waivers and/or expense reimbursements	1.66	%(c)	1.67%	2.35%	1.60	%(d)	1.16%		1.20%
Without fee waivers and/or expense reimbursements	1.93	%(c)	1.74%	2.35%	1.60	%(d)	1.16%		1.20%
Ratio of expenses to average net assets (excluding interest expense and/or dividends on short sales):
With fee waivers and/or expense reimbursements	1.22	%(c)	1.65%	2.33%	1.55	%(d)	—		—
Without fee waivers and/or expense reimbursements	1.49	%(c)	1.72%	2.33%	1.55	%(d)	—		—
Ratio of net investment income (loss) to average net assets	(0.75	)%(c)	(0.68)%	(1.52)%	(0.79	)%(d)	(0.62)%		(0.13)%
Portfolio turnover rate(e)	116%		125%	127%	183%		196%		129%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
(c)	Ratios are based on average daily net assets of $203,442,725.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

NOTE 12—Financial Highlights (continued)

	Class B
	Year ended August 31,				May 15, 2001 (Date sales commenced) to August 31, 2001
	2004		2003	2002
Net asset value, beginning of period	$12.61		$11.77	$14.68	$14.35
Income from investment operations:
Net investment income (loss)	(0.23)		(0.22)	(0.11)	(0.05	)(a)
Net gains (losses) on securities (both realized and unrealized)	1.03		1.06	(2.80)	0.38
Total from investment operations	0.80		0.84	(2.91)	0.33
Net asset value, end of period	$13.41		$12.61	$11.77	$14.68
Total return(b)	6.34%		7.14%	(19.82)%	2.30%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$830		$761	$882	$337
Ratio of expenses to average net assets (including interest expense and/or dividends on short sales):
With fee waivers and/or expense reimbursements	2.57	%(c)	3.27%	3.44%	4.14	%(d)
Without fee waivers and/or expense reimbursements	3.05	%(c)	3.33%	3.44%	4.14	%(d)
Ratio of expenses to average net assets (excluding interest expense and/or dividends on short sales):
With fee waivers and/or expense reimbursements	2.13	%(c)	3.25%	3.43%	3.74	%(d)
Without fee waivers and/or expense reimbursements	2.61	%(c)	3.31%	3.43%	3.74	%(d)
Ratio of net investment income (loss) to average net assets	(1.66	)%(c)	(2.27)%	(2.54)%	(2.68	)%(d)
Portfolio turnover rate(e)	116%		125%	127%	183%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
(c)	Ratios are based on average daily net assets of $876,645.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

NOTE 12—Financial Highlights (continued)

	Class C
	Year ended August 31,				May 15, 2001 (Date sales commenced) to August 31, 2001
	2004		2003	2002
Net asset value, beginning of period	$12.27		$11.57	$14.45	$14.35
Income from investment operations:
Net investment income (loss)	(0.28)		(0.46)	(0.13)	(0.04	)(a)
Net gains (losses) on securities (both realized and unrealized)	0.98		1.16	(2.75)	0.14
Total from investment operations	0.70		0.70	(2.88)	0.10
Net asset value, end of period	$12.97		$12.27	$11.57	$14.45
Total return(b)	5.71%		6.14%	(20.00)%	0.70%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$325		$316	$501	$312
Ratio of expenses to average net assets (including interest expense and/or dividends on short sales):
With fee waivers and/or expense reimbursements	3.16	%(c)	4.02%	3.54%	4.51	%(d)
Without fee waivers and/or expense reimbursements	4.13	%(c)	4.07%	3.54%	4.51	%(d)
Ratio of expenses to average net assets (excluding interest expense and/or dividends on short sales):
With fee waivers and/or expense reimbursements	2.72	%(c)	4.00%	3.52%	3.93	%(d)
Without fee waivers and/or expense reimbursements	3.69	%(c)	4.05%	3.52%	3.93	%(d)
Ratio of net investment income (loss) to average net assets	(2.25	)%(c)	(3.09)%	(2.63)%	(2.86	)%(d)
Portfolio turnover rate(e)	116%		125%	127%	183%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
(c)	Ratios are based on average daily net assets of $310,980.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

NOTE 13—Legal Proceedings

Terms used in this Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

As described more fully below, INVESCO Funds Group, Inc. (“IFG”), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. (“AIM”), the Fund’s investment advisor, and A I M Distributors, Inc. (“ADI”), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), the Colorado Division of Securities (“CODS”) and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

On October 8, 2004, AMVESCAP PLC (“AMVESCAP”), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities (“CODS”) with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI will be paid by November 7, 2004.

The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG’s

NOTE 13—Legal Proceedings (continued)

sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

As referenced by the SEC in the SEC’s settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

At the direction of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total $375 million. Additionally, management fees on the AIM Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund’s financial statements in the future.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. (“NASD”), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor (“DOL”) and the United States Attorney’s Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney’s Office for the Southern District of New York, the United States Attorney’s Office for the Central District of California, the United States Attorney’s Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. (“AIM Management”), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements; interest; and attorneys’ and experts’ fees.

All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the “MDL Court”) for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP’s 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

NOTE 13—Legal Proceedings (continued)

Private Civil Actions Alleging Improper Use of Fair Value Pricing

Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys’ fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds’ advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys’ and experts’ fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys’ and experts’ fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds’ advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys’ and experts’ fees.

NOTE 14—Subsequent Event

The AIM and INVESCO Families of Funds received requests from the SEC for information concerning the Funds’ use of exchange traded funds and other registered investment companies, as well as compliance with Section 12(d)(1) of the Investment Company Act of 1940. After reviewing responsive information, the SEC issued a letter subsequent to the period ended August 31, 2004 asserting that the Fund entered into certain securities transactions during the period June 2, 2002 to May 31, 2004 that may not have been in compliance with the percentage of ownership restriction of certain investment companies and in particular HOLDRs. To the extent it is determined that these securities transactions were not in compliance appropriate amounts will be reimbursed. At this time the effect to the Fund is not expected to be material.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees

and Shareholders of INVESCO Advantage Health Sciences Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of INVESCO Advantage Health Sciences Fund, now known as AIM Advantage Health Sciences Fund, (one of the funds constituting AIM Counselor Series Trust, formerly known as INVESCO Counselor Series Funds, Inc.; hereafter referred to as the “Fund”) at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets and cash flows for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 22, 2004

Houston, Texas

Proxy Results (Unaudited)

A Special Meeting of Shareholders of INVESCO Advantage Health Sciences Fund (“Fund”), (formerly INVESCO Advantage Global Health Sciences Fund), a portfolio of AIM Counselor Series Funds (“Trust”), (formerly AIM Counselor Series Funds, Inc. and INVESCO Counselor Series Funds, Inc.), (“Company”), a Delaware statutory trust, was held on October 21, 2003. The meeting was adjourned and reconvened on October 28, 2003, November 4, 2003, November 11, 2003, November 17, 2003 and reconvened on November 21, 2003. The meeting was held for the following purposes:

(1)*	To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(2)	To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3)	To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.

The results of the voting on the above matters were as follows:

	Trustees/Matter	Votes For	Withholding Authority
(1)*	Bob R. Baker	15,828,598	985,899
	Frank S. Bayley	15,829,984	984,513
	James T. Bunch	15,831,521	982,976
	Bruce L. Crockett	15,832,799	981,698
	Albert R. Dowden	15,830,394	984,103
	Edward K. Dunn, Jr.	15,827,859	986,638
	Jack M. Fields	15,825,844	988,653
	Carl Frischling	15,825,301	989,196
	Robert H. Graham	15,821,227	993,270
	Gerald J. Lewis	15,799,149	1,015,348
	Prema Mathai-Davis	15,820,233	994,264
	Lewis F. Pennock	15,827,871	986,626
	Ruth H. Quigley	15,789,629	1,024,867
	Louis S. Sklar	15,828,536	985,961
	Larry Soll, Ph.D.	15,826,878	987,619
	Mark H. Williamson	15,814,262	1,000,235

	Matter	Votes For	Votes Against	Withheld/ Abstentions
(2)	Approval of a new Investment Advisory Agreement with A I M Advisors, Inc.	14,167,624	973,793	292,923
(3)	Approval of a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.	14,276,631	853,146	304,563
(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation	8,035,044	806,613	7,972,840	**

A Special Meeting of Shareholders of the Company noted above was reconvened on October 28, 2003. At the reconvened meeting the following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions
(1)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation	8,358,753	839,818	7,623,465	**

*	Proposal required approval by a combined vote of all the portfolios of AIM Counselor Series Funds, Inc.
**	Includes Broker Non-Votes

Proxy Results (Unaudited) (continued)

A Special Meeting of Shareholders of the Company noted above was reconvened on November 4, 2003. At the reconvened meeting the following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions
(1)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation	8,618,447	849,178	7,446,940	**

A Special Meeting of Shareholders of the Company noted above was reconvened on November 11, 2003. At the reconvened meeting the following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions
(1)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation	9,403,140	895,557	6,923,411	**

A Special Meeting of Shareholders of the Company noted above was reconvened on November 17, 2003. At the reconvened meeting the following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions
(1)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation	9,957,060	922,590	6,664,434	**

A Special Meeting of Shareholders of the Company noted above was reconvened on November 21, 2003. At the reconvened meeting the following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions
(1)*	Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation	10,382,107	943,460	6,339,325	**

*	Proposal required approval by a combined vote of all the portfolios of AIM Counselor Series Funds, Inc.
**	Includes Broker Non-Votes

OTHER INFORMATION

Trustees and Officers

As of May 31, 2004

The address of each trustee and officer of AIM Counselor Series Trust (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Trustee
Interested Persons
Robert H. Graham[1] — 1946 Trustee and President	2003

Director and Chairman, A I M Management Group Inc. (financial services holding company); and Director and Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — Managed Products

			None
Mark H. Williamson[2] — 1951 Trustee and Executive Vice President	1998

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc. (registered transfer agent), Fund Management Company (registered broker dealer) and INVESCO Distributors Inc. (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc.; President and Chief Executive Officer, INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC — Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			None
Independent Trustees
Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	None
Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Partner, law firm of Baker & McKenzie	Badgley Funds, Inc. (registered investment company)
James T. Bunch — 1942 Trustee	2000	Co-President and Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None
Bruce L. Crockett[3] — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group Ltd. (private investment and management) and Magellan Insurance Company

Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; and director of various affiliated Volvo companies

			Cortland Trust, Inc. (Chairman) (registered investment company); Annuity and Life Re (Holdings), Ltd. (insurance company)
Edward K. Dunn, Jr. — 1935 Trustee	2003	Retired Formerly: Chairman, Mercantile Mortgage Corp.; President and Chief Operating Officer, Mercantile-Safe Deposit & Trust Co.; and President, Mercantile Bankshares Corp.	None
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company) and Texana Timber LP (sustainable forestry company)	Administaff, and Discovery Global Education Fund (non-profit)

[1]	Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
[2]	Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

Trustees and Officers (continued)

As of May 31, 2004

The address of each trustee and officer of AIM Counselor Series Trust (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Trustee
Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Cortland Trust, Inc. (registered investment company)
Gerald J. Lewis — 1933 Trustee	2000	Chairman, Lawsuit Resolution Services (California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc.
Prema Mathai-Davis — 1950 Trustee	2003	Formerly: Chief Executive Officer, YWCA of the USA	None
Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None
Ruth H. Quigley — 1935 Trustee	2003	Retired	None
Louis S. Sklar — 1939 Trustee	2003	Executive Vice President, Development and Operations Hines Interests Limited Partnership (real estate development company)	None
Larry Soll — 1942 Trustee	1997	Retired	None
Other Officers
Kevin M. Carome — 1956 Senior Vice President, Secretary and Chief Legal Officer	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Director and Vice President, INVESCO Distributors, Inc.; Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; and Director, Vice President and General Counsel, Fund Management Company

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC

			N/A
Lisa O. Brinkley[4] — 1959 Senior Vice President and Chief Compliance Officer	2004

Senior Vice President, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; and Vice President, A I M Capital Management, Inc. and A I M Distributors, Inc.

Formerly: Senior Vice President and Compliance Director, Delaware Investments Family of Funds

			N/A
Robert G. Alley — 1948 Vice President	2003	Managing Director, Chief Fixed Income Officer and Senior Investment Officer, A I M Capital Management, Inc., and Vice President, A I M Advisors, Inc.	N/A
Stuart W. Coco — 1955 Vice President	2003	Managing Director and Director of Money Market Research and Special Projects, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A
Melville B. Cox[5] — 1943 Vice President	2003	Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, AIM Investment Services, Inc.	N/A
Sidney M. Dilgren — 1961 Vice President and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc. Formerly, Senior Vice President, AIM Investment Services, Inc.; and Vice President, AIM Distributors, Inc.	N/A
Karen Dunn Kelley — 1960 Vice President	2003	Director of Cash Management, Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A
Edgar M. Larsen — 1940 Vice President	2003	Director and Executive Vice President, A I M Management Group, Inc., Director and Senior Vice President, A I M Advisors, Inc., and Director, Chairman, President, Director of Investments, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.	N/A

[4]	Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.
[5]	Mr. Cox resigned from the Trust effective September 17, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.347.4246.

Office of the Fund	Investment Advisor*	Distributor	Auditors	Sub-Advisor
11 Greenway Plaza.	A I M Advisors, Inc	A I M Distributors, Inc.	PricewaterhouseCoopers LLP	INVESCO Institutional (N.A.), Inc.
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana Street	Denver Division
Houston, TX 77046-1173	Suite 100	Suite 100	Suite 2900	4350 South Monaco Street
	Houston, TX 77046-1173	Houston, TX 77046-1173	Houston, TX 77002-5678	Denver, CO 80237-3400

Counsel to the Fund	Counsel to the Directors	Transfer Agent	Custodian
Ballard Spahr	Kramer, Levin, Naftalis &	AIM Investment Services, Inc.	State Street Bank and Trust
Andrews & Ingersoll, LLP	Frankel LLP	P.O. Box 4739	Company
1735 Market Street, 51st Floor	919 Third Avenue	Houston, TX 77210-4739	225 Franklin Street
Philadelphia, PA 19103-7599	New York, NY 10022-3852		Boston, MA 02110-2801

*	On November 25, 2003, A I M Advisors, Inc. became the investment advisor for most of the INVESCO mutual funds.

Domestic Equity

AIM Aggressive Growth Fund

AIM Balanced Fund

AIM Basic Balanced Fund*

AIM Blue Chip Fund

AIM Capital Development Fund

AIM Charter Fund

AIM Constellation Fund

AIM Core Stock Fund1

AIM Dent Demographic Trends Fund

AIM Diversified Dividend Fund

AIM Dynamics Fund1

AIM Emerging Growth Fund

AIM Large Cap Basic Value Fund

AIM Large Cap Growth Fund

AIM Libra Fund

AIM Mid Cap Basic Value Fund

AIM Mid Cap Core Equity Fund2

AIM Mid Cap Growth Fund

AIM Mid Cap Stock Fund1

AIM Opportunities I Fund

AIM Opportunities II Fund

AIM Opportunities III Fund

AIM Premier Equity Fund

AIM S&P 500 Index Fund1

AIM Select Equity Fund

AIM Small Cap Equity Fund3

AIM Small Cap Growth Fund4

AIM Small Company Growth Fund1

AIM Total Return Fund*1

AIM Trimark Endeavor Fund

AIM Trimark Small Companies Fund

AIM Weingarten Fund

*	Domestic equity and income fund

International/Global Equity

AIM Asia Pacific Growth Fund

AIM Developing Markets Fund

AIM European Growth Fund

AIM European Small Company Fund5

AIM Global Aggressive Growth Fund

AIM Global Equity Fund6

AIM Global Growth Fund

AIM Global Value Fund

AIM International Core Equity Fund1

AIM International Emerging Growth Fund7

AIM International Growth Fund

AIM Trimark Fund

Sector Equity

AIM Advantage Health Sciences Fund1

AIM Energy Fund1

AIM Financial Services Fund1

AIM Global Health Care Fund

AIM Gold & Precious Metals Fund1

AIM Health Sciences Fund1

AIM Leisure Fund1

AIM Multi-Sector Fund1

AIM Real Estate Fund

AIM Technology Fund1

AIM Utilities Fund1

Fixed Income

TAXABLE

AIM Floating Rate Fund

AIM High Yield Fund

AIM Income Fund

AIM Intermediate Government Fund

AIM Limited Maturity Treasury Fund

AIM Money Market Fund

AIM Short Term Bond Fund

AIM Total Return Bond Fund

Premier U.S. Government Money Portfolio1

TAX-FREE

AIM High Income Municipal Fund

AIM Municipal Bond Fund

AIM Tax-Exempt Cash Fund

AIM Tax-Free Intermediate Fund

AIM Allocation Solutions

AIM Aggressive Allocation Fund

AIM Conservative Allocation Fund

AIM Moderate Allocation Fund

[1]	The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund.

[2]	As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor.

[3]	AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor.

[4]	AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor.

[5]	AIM European Small Company Fund will close to new investors when net assets reach $500 million.

[6]	Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund.

[7]	AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.

If used after December 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $139 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world’s largest independent financial services companies with $372 billion in assets under management. Data as of June 30, 2004.

Consider the investment objectives, risks, and charges and expenses carefully. For this and other information about AIM funds, obtain a prospectus from your financial advisor or AIMinvestments.com and read it thoroughly before investing.

AIMinvestments.com	I-AHS-AR-1	A I M Distributors, Inc.

[Your goals. Our solutions.]

- registered trademark -

Mutual Funds	Retirement Products	Annuities	College Savings Plans	Separately Managed Accounts	Offshore Products	Alternative Investments	Cash Management

[AIM Investments Logo]

- registered trademark -

INVESCO Multi-Sector Fund

Annual Report to Shareholders • August 31, 2004

[COVER IMAGE]

[Your goals. Our solutions.]

– registered trademark –

[AIM Investments Logo]

– registered trademark –

INVESCO MULTI-SECTOR FUND seeks capital growth.

■	Unless otherwise stated, information presented is as of 8/31/04 and is based on total net assets.

■	Effective October 15, 2004, after the close of the reporting period, INVESCO Multi-Sector Fund was renamed AIM Multi-Sector Fund.

About share classes

■	Effective 9/30/03, Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

Principal risks of investing in the fund

■	Investing in small and mid-size companies involves risks not associated with investing in more established companies, including business risk, significant stock price fluctuations and illiquidity.

■	International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund’s foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

■	Investing in a mutual fund with a higher concentration of sectors involves greater risks and potential rewards than investing in a more diversified fund.

About indexes used in this report

■	The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500 —registered trademark— Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

■	The unmanaged Lipper Multi-Cap Core Fund Index represents an average of the performance of the 30 largest multi-capitalization core funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

■	The unmanaged Lehman U.S. Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a global investment bank.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

■	The fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the fund may deviate significantly from the performance of the indexes.

Other information

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

■	The returns shown in the Management’s Discussion of Fund Performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Bloomberg, Inc. is an independent financial research and reporting firm.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. Scroll down on the home page and click on AIM Funds Proxy Policy. This information is also available on the Securities and Exchange Commission’s Web site, sec.gov.

Information regarding how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the drop-down menu.

This report must be accompanied or preceded by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Read it carefully before you invest.

Not FDIC Insured May lose value No bank guarantee

AIMinvestments.com

2

TO  OUR  SHAREHOLDERS

Dear Fellow Shareholder in The AIM Family of Funds —registered trademark— :

New Board Chairman

[GRAHAM PHOTO] Robert H. Graham	It is my pleasure to introduce you to Bruce Crockett, the new Chair of the Board of Trustees of the AIM Funds. It has been my honor to have served as Chairman of the Board of Trustees of the AIM Funds ever since Ted Bauer retired from that position in 2000. However, as you may be aware, the U.S. Securities and Exchange Commission recently adopted a rule requiring that an independent fund trustee, meaning a trustee who is not an officer of the fund’s investment advisor, serve as chairman of the funds’ board. In addition, a similar provision was included in the terms of AIM Advisors’ recent settlements with certain regulators. Accordingly, the AIM Funds’ board recently elected Mr. Crockett as Chair. His appointment became effective on October 4. I will remain on the funds’ board, as will Mark Williamson, President and Chief Executive Officer of AIM. We both pledge our full support to Mr. Crockett. As before, the AIM Funds board will consist of 14 independent directors and Mark Williamson and me. I will also remain Chairman of A I M Management Group Inc.

[CROCKETT PHOTO] Bruce L. Crockett

Mr. Crockett has been a member of the AIM Funds’ board since 1992, when AIM acquired certain funds that had been advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of experience in finance and general management and has been Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the Funds’ board in AIM’s history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

Market conditions during the fiscal year

After a run-up in 2003, equity markets paused in 2004. Sentiment shifted from enthusiasm over an economic recovery to caution. Rising interest rates, inflation—particularly surging oil prices—the war on terrorism and an upcoming presidential election created uncertainty, resulting in relatively flat returns year to date in 2004.

The S&P 500 Index gained 11.45% over the 12 months ended August 31, 2004, but much of the upswing occurred in the latter part of 2003. Year to date as of August 31, 2004, the S&P 500 Index has returned just 0.42%. Fixed income markets, which rallied late in the fiscal year, ended up providing more attractive performance. The Lehman U.S. Aggregate Bond Index returned 6.13% for the fiscal year, 3.07% year to date.

In uncertain periods like the one covered by this report, we encourage shareholders to look past short-term market performance and remain focused on their long-term investment goals. Whether markets rise, fall or go sideways, the only sure thing is their unpredictability. Historically, markets have risen over the long run, with the S&P 500 Index returning 13.10% per year on average over the past 25 years and the Lehman U.S. Aggregate Bond Index returning 9.33%.* While past performance cannot guarantee future results, we believe staying invested for the long term offers the best opportunity for capital growth.

Your fund

In the following pages you will find an explanation of how your fund was managed during the year and how it performed in comparison to various benchmarks. We hope you find this discussion informative. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.

AIM remains committed, as ever, to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments —service mark—. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ Robert H. Graham
Robert H. Graham
Chairman
A I M Management Group Inc.
October 15, 2004

*	Average annual total return August 31, 1979 to August 31, 2004. Source: Lipper, Inc.

TO OUR SHAREHOLDERS

Dear Fellow Shareholder in The AIM Family of Funds —registered trademark— :

[WILLIAMSON PHOTO]	On October 8, 2004, AMVESCAP PLC, the parent company of INVESCO Funds Group, Inc., the former investment advisor to certain AIM Funds, and A I M Advisors, Inc. the Funds’ investment advisor, announced that final settlements had been reached with the Securities and Exchange Commission, the New York Attorney General, the Colorado Attorney General and the Secretary of State of Georgia regarding the company’s previously disclosed civil enforcement actions and investigations related to market timing.

The monetary amounts and other terms of the final settlements are consistent with AMVESCAP’s previously announced agreements in principle with state regulators and the SEC staff on September 7, 2004.

Mark H. Williamson	It is important to note that none of the costs of the settlements will be borne by the INVESCO and AIM funds or fund shareholders. These costs will be borne by AMVESCAP.

We deeply regret the harm done to fund shareholders. We also pledge to rededicate ourselves to maintaining the highest ethical standards and ensuring we consistently place our shareholders’ interests first. With that in mind, we have taken a number of significant steps to improve our policies and procedures. They include:

■ Strengthened daily monitoring of trading activities.

■ The imposition of a 2% redemption fee on short-term trades in selected funds we believe are most likely to be vulnerable to short-term trading activity.

■ The implementation of an enhanced exchange policy designed to limit exchanges between funds.

■ An enhanced fair value pricing policy for foreign securities, when appropriate, to take into account events that may occur after the close of foreign markets, but prior to the close of U.S. markets.

Details of the financial terms and answers to many commonly asked questions can be found on the home page of AIMinvestments.com.

Now that we have reached these final settlements, we look forward to moving ahead with the business of building quality investment solutions for our clients.

Sincerely,

/s/ Mark H. Williamson
Mark H. Williamson
President and Chief Executive Officer
A I M Management Group Inc.
October 15, 2004

3

MANAGEMENT’S  DISCUSSION  OF  FUND  PERFORMANCE

Energy and financials sectors benefited fund performance

INVESCO Multi-Sector Fund’s Class A shares posted a total return of 9.53% at net asset value for the fiscal year ending August 31, 2004. (Had the effects of front-end sales charges been included, returns would have been lower.) Performance for other class shares can be found on page 5.

The fund’s performance lagged that of its broad-based and style-specific benchmark, the S&P 500 Index, which returned 11.45% for the period. The fund also underperformed its peer group index, the Lipper Multi-Cap Core Fund Index, which returned 10.10% for the fiscal year. Technology stocks and, to a lesser degree, leisure stocks primarily accounted for the fund’s underperformance relative to its benchmarks for the reporting period.

Market conditions

The economic expansion that began in 2003 took hold in the first half of 2004, triggering a rise in inflation and the expectation of higher interest rates. The average annualized rate of inflation, just 1% in calendar year 2003, rose to 2% during the first half of 2004 as energy prices soared and demand increased for commodities and industrial materials. In response, the U.S. Federal Reserve (the Fed) increased the key federal funds target rate from 1% to 1.25% in June 2004 and to 1.50% in August 2004.

Gross domestic product, the broadest measure of economic activity, was positive for the four calendar quarters ended June 30, 2004, although it slowed from an annualized rate of 7.4% in the third quarter of 2003 to an annualized rate of 3.3% in the second quarter of 2004. Average monthly job creation was 60,000 in the fourth quarter of 2003 but averaged about 180,000 during the first eight months of 2004.

At the close of the fiscal year, almost 86% of S&P 500 Index firms reporting second quarter earnings met or exceeded expectations, according to Bloomberg. On average, second quarter earnings per share among S&P 500 Index firms rose by more than 26% from year-ago levels. Year-over-year earnings growth was strongest in the materials, information technology and energy sectors and weakest in the telecommunication services, utilities and consumer staples sectors.

For the fiscal year covered by this report, small-cap stocks generally outperformed mid-cap and large-cap stocks. The best-performing sectors of the S&P 500 Index included energy, utilities and telecommunication services, while the weakest-performing sectors were information technology, consumer discretionary and health care.

Your fund

During the fiscal year ending August 31, 2004, INVESCO Multi-Sector Fund continued to invest primarily in equity securities that fund managers believed would increase in price faster than other securities. We used a bottom-up investment strategy to select securities, focusing on company fundamentals and growth prospects.

The fund normally invests approximately one-fifth of its assets in the equity and equity-related securities of companies doing business in each of the following areas of the market: energy, financial services, health sciences, leisure and technology. Each year, within 30 days of the end of the fiscal year, managers rebalance the fund’s holdings to achieve weightings of approximately 20% for each area. The fund was rebalanced on August 23, 2004, by directing cash inflows and reallocating proceeds from security sales.

Energy was the strongest contributor to fund performance. Over the fiscal year, crude oil prices soared, and the price of natural gas remained relatively high. As a result of our belief that growing demand and tight inventories drive the energy sector, we focused on investing in areas that we believe have the greatest potential to benefit from continued strong demand and the need for the discovery and production of more oil and natural gas. Murphy Oil, an integrated oil and gas company, was a top performer for the fund during the fiscal year. Announcement of a significant oil and natural gas discovery in Malaysia last spring boosted the stock’s price.

Financials also contributed to fund performance during the reporting period, reflecting a strengthening economy. Capital One Financial Corp., a consumer lending company, experienced rising earnings estimates as a result of better-than-expected credit qualities and improved loan growth. Financial services giant Merrill Lynch, however, detracted from fund performance because weaker activity in the markets negatively impacted its stock. At fiscal year-end, the fund retained its holdings of Merrill Lynch because of the company’s strong management, attractive business mix and compelling valuation.

PORTFOLIO COMPOSITION
By sector
1. Financials	20.2%
2. Information Technology	19.1
3. Energy	17.7
4. Health Care	17.5
5. Consumer Discretionary	16.4
6. Consumer Staples	2.4
7. Materials	2.4
8. Industrials	0.6
9. Money Market and Other	3.7

TOP 10 INDUSTRIES*
1. Pharmaceuticals	10.2%
2. Integrated Oil & Gas	6.5
3. Health Care Equipment	4.5
4. Oil & Gas Exploration & Production	4.5
5. Semiconductors	4.5
6. Oil & Gas Equipment & Services	4.4
7. Communications Equipment	4.1
8. Casinos & Gaming	3.6
9. Broadcasting & Cable TV	3.4
10. Computer Hardware	3.4

TOP 10 ISSUERS*
1. Murphy Oil Corp.	2.6%
2. Omnicom Group Inc.	1.9
3. International Game Technology	1.7
4. Johnson & Johnson	1.5
5. Abbott Laboratories	1.4
6. Novartis A.G.-ADR (Switzerland)	1.4
7. Harrah’s Entertainment Inc.	1.4
8. Pfizer Inc.	1.4
9. American International Group, Inc.	1.4
10. Merrill Lynch & Co., Inc.	1.4

*	Excluding money market fund holdings.

The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

4

Select health care stocks in the health care providers and services area also enhanced fund performance during the fiscal year. Managed care provider Aetna, which raised its profit outlook, performed well for the fund. In contrast, pharmacy management company Medco detracted from fund performance because of potential risk of litigation against the pharmacy management industry. Although we remain positive about Medco’s long-term growth prospects, we reduced our holdings during the reporting period because of concern about negative election year sentiment adding to short-term risk.

Technology stocks generally underperformed for the reporting period, largely because of lagging demand for corporate IT services. Although the fund’s technology holdings generally detracted from performance during the reporting period, security software company Symantec performed well as a result of its dominance in the growing business of computer security. Programmable microchip maker Altera, on the other hand, detracted from performance, reflecting the recent downturn in the semiconductor industry. The fund continued to hold Altera at period end, however, because we remain positive about the company’s long-term growth prospects.

In the leisure area, slot machine maker International Game Technology, which posted increased earnings and sales during the reporting period, contributed to fund performance. Detractors included TV programming giant Liberty Media and advertising conglomerate Omnicom, which were negatively impacted by businesses increasingly turning to alternative methods of advertising, such as cable TV. Both Liberty Media and Omnicom remained in the fund’s portfolio at the close of the reporting period because of the companies’ long-term growth prospects and potential

In closing

During the fiscal year ended August 31, 2004, we continued to focus on stocks of companies that we believe are strongly managed and have the potential to generate above-average long-term capital growth. We appreciate your continued investment in INVESCO Multi-Sector Fund.

The views and opinions expressed in Management’s Discussion of Fund Performance are those of A I M Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but A I M Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important fund and index disclosures on the first page of this report.

FUND VS. INDEXES
Total returns, 8/31/03-8/31/04, excluding applicable sales charges. If sales charges were included, returns would be lower.
Class A Shares	9.53%
Class B Shares	8.70
Class C Shares	8.82
S&P 500 Index	11.45
(Broad Market and Style-specific Index)
Lipper Multi-Cap Core Index	10.10
(Peer Group Index)
Source: Lipper, Inc.

TOTAL NET ASSETS	$73.3 million
TOTAL NUMBER OF HOLDINGS*	111

[GREENBERG PHOTO]	Mark D. Greenberg Mr. Greenberg, Chartered Financial Analyst, joined INVESCO in 1996. He attended City University in London, in economics with a specialization in finance from Marquette University.

[KEITHLER PHOTO]

William R. Keithler

Mr. Keithler, Chartered Financial Analyst, is Director of Sector Management at INVESCO. He joined INVESCO in 1986. Mr. Keithler has a master’s in finance from the University of Wisconsin-Madison and a bachelor’s from Webster College in St. Louis, Missouri.

[SEGNER PHOTO]

John S. Segner

Mr. Segner joined INVESCO in 1997. He holds a master’s in business administration with a concentration in finance from The University of Texas-Austin. He also received his bachelor’s in civil engineering from the University of Alabama.

[SKORNICKA PHOTO]

Joseph W. Skornicka

Mr. Skornicka, Chartered Financial Analyst, joined INVESCO in 2001. He holds a master’s in business administration from the University of Michigan. He received his bachelor’s from Michigan State University.

[WALD PHOTO]

Thomas R. Wald

Mr. Wald, Chartered Financial Analyst, joined INVESCO in 1997. He holds a master’s in business administration from the Wharton School at the University of Pennsylvania. He received his bachelor’s from Tulane University.

Effective October 1, 2004, after the close of the reporting period, Mark Greenberg, William Keithler, John Segner, Michael Simon and Mike Yellen became the portfolio managers of INVESCO Multi- Sector Fund.

[RIGHT ARROW GRAPHIC]

For a presentation of your fund’s long-term performance record, please turn to page 7.

5

INFORMATION  ABOUT  YOUR  FUND‘S  EXPENSES

Calculating your ongoing fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1), and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2004 - August 31, 2004.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (3/1/04)	Ending Account Value (8/31/04)[1]	Expenses Paid During Period [2,3]	Ending Account Value (8/31/04)	Expenses Paid During Period [2,4]
Class A	$1,000.00	$953.70	$8.99	$1,015.94	$9.27
Class B	1,000.00	950.70	12.26	1,012.57	12.65
Class C	1,000.00	950.70	12.21	1,012.62	12.60

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2004 to August 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period March 1, 2004 to August 31, 2004 was -4.63%, -4.93% and -4.93% for Class A, B and C shares, respectively.

[2]	Expenses are equal to the Fund’s annualized expense ratio (1.83%, 2.50% and 2.49% for Class A, B and C shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Effective on April 1, 2004 the Board of Trustees approved a revised expense allocation methodology and effective on July 1, 2004, the Fund adopted new agreements for transfer agency and administrative services with differing fees. The annualized expense ratios restated as if these changes had been in effect throughout the entire most recent fiscal half year are 1.78%, 2.43% and 2.43% for Class A, B and C shares, respectively.

[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $8.74, $11.92 and $11.92 for Class A, B and C shares, respectively.

[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $9.02, $12.30, and $12.30 for Class A, B and C shares, respectively.

[ARROW BUTTON IMAGE]	For More Information Visit AIMinvestments.com

6

LONG-TERM PERFORMANCE

Your fund’s long-term performance

Past performance cannot guarantee comparable future results.

Your fund’s total return includes reinvested distributions, applicable sales charges, fund expenses and management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the indexes does not reflect the effects of taxes.

AVERAGE ANNUAL TOTAL RETURNS

As of 8/31/04, including applicable sales charges

Class A Shares
Inception (9/3/02)	12.47%
1 Year	3.49
Class B Shares
Inception (9/3/02)	13.11%
1 Year	3.70
Class C Shares
Inception (9/3/02)	14.88%
1 Year	7.82

In addition to fund returns as of the close of the reporting period, industry regulations require us to provide average annual total returns as of 6/30/04, the most recent calendar quarter-end.

AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/04, including applicable sales charges

Class A Shares
Inception (9/3/02)	16.71%
1 Year	12.33
Class B Shares
Inception (9/3/02)	17.61%
1 Year	12.93
Class C Shares
Inception (9/3/02)	19.48%
1 Year	16.94

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase.

The performance of the fund’s share classes will differ due to different sales charge structures and class expenses.

Had the advisor not waived fees and/or reimbursed expenses, performance would have been lower.

RESULTS OF A $10,000 INVESTMENT

9/3/02–8/31/04

[MOUNTAIN CHART]

Date	INVESCO Multi-Sector Fund Class A Shares	INVESCO Multi-Sector Fund Class B Shares	INVESCO Multi-Sector Fund Class C Shares	Lipper Multi-Cap Core Fund Index	S&P 500 Index
8/31/02	$9450	$10000	$10000	$10000	$10000
9/02	9160	9687	9687	9080	8914
10/02	9727	10281	10281	9655	9698
11/02	10155	10728	10728	10243	10268
12/02	9701	10247	10247	9655	9665
1/03	9657	10194	10194	9492	9413
2/03	9563	10087	10087	9328	9271
3/03	9638	10167	10167	9358	9361
4/03	10274	10827	10827	10086	10132
5/03	11093	11686	11673	10768	10665
6/03	11143	11733	11727	10929	10801
7/03	11281	11867	11854	11140	10992
8/03	11533	12127	12113	11482	11206
9/03	11300	11867	11860	11330	11087
10/03	11917	12507	12500	12004	11714
11/03	12087	12681	12674	12192	11817
12/03	12665	13279	13272	12678	12436
1/04	12998	13618	13611	12976	12664
2/04	13246	13867	13867	13177	12840
3/04	13128	13742	13735	13028	12647
4/04	12828	13418	13411	12753	12448
5/04	12887	13473	13473	12906	12619
6/04	13245	13839	13832	13192	12864
7/04	12691	13253	13246	12651	12438
8/04	$12637	$12781	$13182	$12642	$12488

Source: Lipper Inc.

7

SUPPLEMENT TO ANNUAL REPORT DATED 8/31/04

INVESCO Multi-Sector Fund

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

TOTAL RETURNS

For periods ended 8/31/04

Inception (5/3/04)	-2.66	%*

TOTAL RETURNS

For periods ended 6/30/04, most recent calendar quarter-end

Inception (5/3/04)	1.90	%*

*	Cumulative return that has not been annualized.

Institutional Class shares have no sales charge; therefore, performance is at net asset value. Performance of Institutional Class shares will differ from performance of other share classes due to differing sales charges and class expenses.

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your fund prospectus for more information. For the most current month-end performance, please call 800-525-8085 or visit AIMinvestments.com.

Over for information on your fund’s expenses.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

[Your goals. Our solutions.] - registered trademark -	[AIM Investments Logo] - registered trademark -

INFORMATION ABOUT YOUR FUND’S EXPENSES

Calculating your ongoing fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2004 – August 31, 2004.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/04)	Ending Account Value (08/31/04)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/04)	Expenses Paid During Period[2]
Institutional	$1,000.00	$973.40	$6.35	$1,018.70	$6.50

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2004 to August 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004(inception) to August 31, 2004 was -2.66% for the Institutional class shares.
[2]	Expenses are equal to the Fund’s annualized expense ratio, 1.28% for the Institutional class shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AIMinvestments.com I-MSE-INS-1 10/04

FINANCIALS

Schedule of Investments

August 31, 2004

	Shares	Market Value

Domestic Common Stocks–82.29%

Advertising–1.92%
Omnicom Group Inc.	20,380	$1,402,348

Apparel, Accessories & Luxury Goods–0.69%
Polo Ralph Lauren Corp.	13,780	503,383

Asset Management & Custody Banks–2.61%
Bank of New York Co., Inc. (The)	20,600	613,880
Franklin Resources, Inc.	10,100	538,027
Legg Mason, Inc.	5,000	403,400
National Financial Partners Corp.	10,400	357,760
		1,913,067

Biotechnology–1.44%
Amgen Inc.(a)	9,800	581,042
Biogen Idec Inc.(a)	8,000	474,640
		1,055,682

Brewers–0.82%
Anheuser-Busch Cos., Inc.	11,430	603,504

Broadcasting & Cable TV–3.43%
Cablevision Systems Corp.–New York Group — Class A(a)	36,790	681,351
Clear Channel Communications, Inc.	9,500	318,345
Comcast Corp. — Class A(a)	13,660	384,802
EchoStar Communications Corp. — Class A(a)	11,090	339,908
Liberty Media Corp. — Class A(a)	88,050	784,526
		2,508,932

Casinos & Gaming–3.55%
Harrah’s Entertainment, Inc.	20,830	1,003,798
International Game Technology	42,800	1,234,780
Wynn Resorts, Ltd.(a)	9,300	358,980
		2,597,558

Commodity Chemicals–1.26%
Lyondell Chemical Co.	47,000	925,430

Communications Equipment–4.09%
Cisco Systems, Inc.(a)	35,400	664,104
Juniper Networks, Inc.(a)	31,900	730,191
Motorola, Inc.	45,600	736,440
QUALCOMM Inc.	22,800	867,540
		2,998,275

	Shares	Market Value

Computer Hardware–3.38%
Apple Computer, Inc.(a)	25,200	$869,148
Dell Inc.(a)	23,300	811,772
International Business Machines Corp.	9,400	796,086
		2,477,006

Computer Storage & Peripherals–0.95%
Lexmark International, Inc. — Class A(a)	7,900	698,755

Consumer Finance–1.52%
American Express Co.	8,900	445,178
Capital One Financial Corp.	9,900	670,824
		1,116,002

Data Processing & Outsourced Services–0.94%
Paychex, Inc.	23,200	688,344

Diversified Banks–3.11%
Bank of America Corp.	15,482	696,380
U.S. Bancorp	17,600	519,200
Wachovia Corp.	12,500	586,375
Wells Fargo & Co.	8,100	475,875
		2,277,830

Diversified Commercial Services–0.56%
Cendant Corp.	19,030	411,619

Diversified Metals & Mining–1.14%
CONSOL Energy Inc.	26,000	834,080

Health Care Equipment–4.51%
Baxter International Inc.	21,800	665,772
Guidant Corp.	14,700	879,060
Hospira, Inc.(a)	20,330	563,141
Medtronic, Inc.	16,100	800,975
St. Jude Medical, Inc.(a)	5,900	396,775
		3,305,723

Health Care Services–0.46%
Caremark Rx, Inc.(a)	5,840	167,608
Medco Health Solutions, Inc.(a)	5,500	171,765
		339,373

Hotels, Resorts & Cruise Lines–1.73%
Hilton Hotels Corp.	20,500	365,925
Marriott International, Inc. — Class A	7,100	336,895
Starwood Hotels & Resorts Worldwide, Inc.	12,820	566,644
		1,269,464

F-1

	Shares	Market Value

Household Products–0.96%
Procter & Gamble Co. (The)	12,556	$702,759

Integrated Oil & Gas–4.22%
ConocoPhillips	10,000	744,300
Exxon Mobil Corp.	10,000	461,000
Murphy Oil Corp.	25,000	1,887,750
		3,093,050

Internet Retail–0.35%
IAC/InterActiveCorp(a)	11,200	255,472

Internet Software & Services–1.10%
Yahoo! Inc.(a)	28,200	803,982

Investment Banking & Brokerage–3.27%
E*TRADE Financial Corp.(a)	18,700	220,286
Goldman Sachs Group, Inc. (The)	4,900	439,285
Merrill Lynch & Co., Inc.	19,500	995,865
Morgan Stanley	14,600	740,658
		2,396,094

Life & Health Insurance–0.99%
AFLAC Inc.	5,100	204,510
Prudential Financial, Inc.	11,300	521,834
		726,344

Managed Health Care–0.96%
Aetna Inc.	2,800	259,420
Anthem, Inc.(a)	2,500	203,100
UnitedHealth Group Inc.	3,600	238,068
		700,588

Movies & Entertainment–1.23%
Time Warner Inc.(a)	35,147	574,653
Viacom Inc. — Class A	9,720	329,119
		903,772

Multi-Line Insurance–2.06%
American International Group, Inc.	14,000	997,360
Hartford Financial Services Group, Inc. (The)	8,400	513,744
		1,511,104

Office Electronics–1.07%
Zebra Technologies Corp. — Class A(a)	13,650	780,098

Oil & Gas Drilling–2.01%
Patterson–UTI Energy, Inc.	43,000	744,760
Rowan Cos., Inc.(a)	30,000	729,600
		1,474,360

Oil & Gas Equipment & Services–2.15%
FMC Technologies, Inc.(a)	25,400	780,288
Smith International, Inc.(a)	14,000	797,720
		1,578,008

	Shares	Market Value

Oil & Gas Exploration & Production–3.24%
Apache Corp.	17,000	$759,730
EOG Resources, Inc.	14,000	808,780
Pioneer Natural Resources Co.	24,000	802,800
		2,371,310

Oil & Gas Refining, Marketing & Transportation–0.41%
Valero Energy Corp.	4,500	297,135

Other Diversified Financial Services–2.60%
Citigroup Inc.	19,500	908,310
JPMorgan Chase & Co.	25,076	992,508
		1,900,818

Pharmaceuticals–7.01%
Abbott Laboratories	24,900	1,038,081
Bristol-Myers Squibb Co.	28,600	678,678
Johnson & Johnson	19,200	1,115,520
Merck & Co. Inc.	9,400	422,718
Pfizer Inc.	30,600	999,702
Schering-Plough Corp.	47,800	882,388
		5,137,087

Property & Casualty Insurance–0.81%
Allstate Corp. (The)	12,500	590,125

Publishing–1.05%
Gannett Co., Inc.	4,360	369,292
Knight-Ridder, Inc.	6,250	402,688
		771,980

Regional Banks–1.10%
Marshall & Ilsley Corp.	9,100	364,728
Zions Bancorp.	7,100	442,188
		806,916

Restaurants–0.47%
CBRL Group, Inc.	10,800	344,304

Semiconductors–3.44%
Altera Corp.(a)	27,400	518,408
Intel Corp.	30,800	655,732
Linear Technology Corp.	18,500	661,745
Texas Instruments Inc.	35,000	683,900
		2,519,785

Systems Software–2.39%
Microsoft Corp.	31,100	849,030
Symantec Corp.(a)	18,800	901,648
		1,750,678

F-2

	Shares	Market Value

Thrifts & Mortgage Finance–1.29%
Fannie Mae	4,900	$364,805
PMI Group, Inc. (The)	13,900	577,267
		942,072
Total Domestic Common Stocks (Cost $56,060,043)		60,284,216
Foreign Stocks & Other Equity Interests–14.04%

Australia–0.96%
News Corp. Ltd. (The)–ADR (Movies & Entertainment)	23,540	700,315

Belgium–0.85%
Groupe Bruxelles Lambert S.A. (Multi-Sector Holdings)(b)	9,890	621,716

Bermuda–2.14%
Marvell Technology Group Ltd. (Semiconductors)(a)	32,900	760,648
Weatherford International Ltd. (Oil & Gas Equipment & Services)(a)	17,500	810,950
		1,571,598

Canada–1.25%
Talisman Energy Inc. (Oil & Gas Exploration & Production)	40,000	914,400

France–1.07%
Total S.A.–ADR (Integrated Oil & Gas)	8,000	783,920

Israel–1.03%
Check Point Software Technologies Ltd. (Systems Software)(a)	28,400	498,136
Teva Pharmaceutical Industries Ltd.–ADR (Pharmaceuticals)	9,500	258,875
		757,011

	Shares	Market Value

Japan–0.27%
Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)(b)	4,400	$199,853

Netherlands–1.10%
Schlumberger Ltd. (Oil & Gas Equipment & Services)	13,000	803,400

Panama–0.61%
Carnival Corp. (Hotels, Resorts & Cruise Lines)	9,700	444,163

Switzerland–1.40%
Novartis A.G.–ADR (Pharmaceuticals)	22,100	1,026,545

United Kingdom–3.36%
Allied Domecq PLC (Distillers & Vintners)(b)	57,000	457,942
AstraZeneca PLC–ADR (Pharmaceuticals)	17,900	832,887
BP PLC–ADR (Integrated Oil & Gas)	16,000	859,200
WPP Group PLC (Advertising)(b)	34,710	312,235
		2,462,264
Total Foreign Stocks & Other Equity Interests (Cost $9,098,612)		10,285,185
Money Market Funds–3.56%
INVESCO Treasurer’s Money Market Reserve Fund (Cost $2,605,685)(c)(d)	2,605,685	2,605,685
TOTAL INVESTMENTS–99.89% (Cost $67,764,340)		73,175,086
OTHER ASSETS LESS LIABILITIES–0.11%		82,101
NET ASSETS–100.00%		$73,257,187

Investment Abbreviations:

ADR	American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security fair valued in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at August 31, 2004 was $1,591,746, which represented 2.18% of the fund’s total investments. See Note 1A.
(c)	The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d)	Effective October 15, 2004, INVESCO Treasurer’s Money Market Reserve Fund was renamed Premier Portfolio.

See accompanying notes which are an integral part of the financial statements.

F-3

Statement of Assets and Liabilities

August 31, 2004

Assets:
Investments, at market value (cost $65,158,655)	$70,569,401
Investments in affiliated money market funds (cost $2,605,685)	2,605,685
Total investments (cost $67,764,340)	73,175,086
Receivables for:
Fund shares sold	302,874
Dividends	87,146
Investment for trustee deferred compensation and retirement plans	3,919
Other assets	52,201
Total assets	73,621,226

Liabilities:
Payables for:
Investments purchased	218,173
Fund shares reacquired	50,550
Trustee deferred compensation and retirement plans	4,036
Accrued distribution fees	32,565
Accrued trustees’ fees	1,562
Accrued transfer agent fees	20,457
Accrued operating expenses	36,696
Total liabilities	364,039
Net assets applicable to shares outstanding	$73,257,187

Net assets consist of:
Shares of beneficial interest	$65,871,971
Undistributed net investment income (loss)	(204,843)
Undistributed net realized gain from investment securities, foreign currencies and option contracts	2,179,212
Unrealized appreciation of investment securities and foreign currencies	5,410,847
$73,257,187

Net Assets:
Class A	$38,577,828
Class B	$11,233,138
Class C	$16,423,550
Institutional Class	$7,022,671

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	1,991,551
Class B	588,358
Class C	860,461
Institutional Class	361,761
Class A :
Net asset value per share	$19.37
Offering price per share:
(Net asset value of $19.37 ÷ 94.50%)	$20.50
Class B :
Net asset value and offering price per share	$19.09
Class C :
Net asset value and offering price per share	$19.09
Institutional Class:
Net asset value and offering price per share	$19.41

See accompanying notes which are an integral part of the financial statements.

F-4

Statement of Operations

For the year ended August 31, 2004

Investment income:
Dividends (net of foreign withholding tax of $18,913)	$642,401
Dividends from affiliated money market funds	18,157
Interest	1,129
Total investment income	661,687

Expenses:
Advisory fees	442,341
Administrative services fees	37,927
Custodian fees	32,534
Distribution fees:
Class A	119,438
Class B	101,059
Class C	137,184
Transfer agent fees:
Class A	91,284
Class B	26,784
Class C	34,829
Institutional Class	1,038
Trustees’ fees & retirement benefits	11,467
Registration and filing fees	72,428
Professional fees	67,622
Other	92,076
Total expenses	1,268,011
Less: Fees waived, expenses reimbursed and expense offset arrangements	(20,026)
Net expenses	1,247,985
Net investment income (loss)	(586,298)

Realized and unrealized gain (loss) from investment securities, foreign currencies and option contracts:
Net realized gain (loss) from:
Investment securities	3,933,472
Foreign currencies	(23,920)
Option contracts written	5,576
3,915,128
Change in net unrealized appreciation (depreciation) of:
Investment securities	658,139
Foreign currencies	(11,799)
646,340
Net gain from investment securities, foreign currencies and option contracts	4,561,468
Net increase in net assets resulting from operations	$3,975,170

See accompanying notes which are an integral part of the financial statements.

F-5

Statement of Changes in Net Assets

For the year ended August 31, 2004 and the period September 3, 2002 (date operations commenced) through August 31, 2003

	2004	2003

Operations:
Net investment income (loss)	$(586,298)	$(264,278)
Net realized gain from investment securities, foreign currencies and option contracts	3,915,128	933,398
Change in net unrealized appreciation of investment securities and foreign currencies	646,340	4,764,507
Net increase in net assets resulting from operations	3,975,170	5,433,627
Distributions to shareholders from net realized gains:
Class A	(1,045,510)	—
Class B	(321,179)	—
Class C	(455,856)	—
Decrease in net assets resulting from distributions	(1,822,545)	—
Share transactions-net:
Class A	11,261,487	22,751,737
Class B	2,595,655	7,173,512
Class C	5,659,710	9,156,572
Institutional Class	7,072,262	—
Net increase in net assets resulting from share transactions	26,589,114	39,081,821
Net increase in net assets	28,741,739	44,515,448

Net assets:
Beginning of year	44,515,448	—
End of year (including undistributed net investment income (loss) of $(204,843) and $(31,363) for 2004 and 2003, respectively)	$73,257,187	$44,515,448

See accompanying notes which are an integral part of the financial statements.

F-6

Notes to Financial Statements

August 31, 2004

NOTE 1—Significant Accounting Policies

INVESCO Multi-Sector Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (the “Trust”, formerly known as, AIM Counselor Series Funds, Inc.). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On November 25, 2003, the Fund was restructured from a separate series of AIM Manager Series Funds, Inc., formerly known as INVESCO Manager Series Funds, Inc., to a new series portfolio of AIM Counselor Series Funds, Inc., formerly known as INVESCO Counselor Series Funds, Inc.

The Fund’s investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

Under the Trust’s organizational documents, the Fund’s officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

F-7

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E.	Expenses — Until March 31, 2004, each class bore expenses incurred specifically on its behalf (including Rule 12b-1 plan fees) and, in addition, each class bore a portion of general expenses, based on relative net assets of each class. Effective April 1, 2004, fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F.	Foreign Currency Translations — Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G.	Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
H.	Covered Call Options — The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
I.	Put Options — The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. (“AIM”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee at the annual rate of 0.75% of the Fund’s average daily net assets. For the period November 25, 2003 through August 31, 2004, the Fund paid advisory fees to AIM of $362,095. Prior to November 25, 2003, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”). For the period September 1, 2003 through November 24, 2003, the Fund paid advisory fees under similar terms to IFG of $80,246.

AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. (“INVESCO”) whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM. Effective September 30, 2004, the sub-advisory agreement between AIM and INVESCO was terminated.

F-8

AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C and Institutional Class shares to 2.00%, 2.65%, 2.65% and 1.65% of net assets, respectively, through August 31, 2005. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund’s day-to-day operations), or items designated as such by the Fund’s Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund, if any). Voluntary fee waivers as reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended August 31, 2004, AIM waived fees of $428.

Under an agreement which was terminated on June 30, 2004, AIM was entitled to reimbursement from a Fund that had fees and expenses absorbed pursuant to an expense limitation arrangement if such reimbursements did not cause the Fund to exceed the then current expense limitations and the reimbursement was made within three years after AIM incurred the expense. During the year ended August 31, 2004, the Fund reimbursed AIM for previously reimbursed Fund expenses of $4,310.

For the year ended August 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC (“AMVESCAP”) has assumed $19,443 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM and INVESCO Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period November 25, 2003 through August 31, 2004, the Fund paid AIM $30,790 for such services. Prior to November 25, 2003, the Trust had an administrative services agreement with IFG. For the period September 1, 2003 through November 24, 2003, under similar terms, the Fund paid IFG $7,137 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”) a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the advisor has voluntarily agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. There were no reimbursements made pursuant to this agreement during the period. For the period September 1, 2003 through September 30, 2003, the Fund paid IFG $12,919. For the period October 1, 2003 through August 31, 2004, the Fund paid AISI $141,016. AISI may make payments to intermediaries to provide omnibus account services, sub-accounting services and/or networking services.

The Trust has entered into a master distribution agreement with A I M Distributors, Inc. (“AIM Distributors”) to serve as the distributor for the Class A, Class B, Class C and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively the “Plans”). The Fund, pursuant to the Class A, Class B and Class C Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended August 31, 2004, the Class A, Class B and Class C shares paid $119,438, $101,059 and $137,184, respectively.

Front-end sales commissions and contingent deferred sales charges (“CDSC”) (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the year ended August 31, 2004, AIM Distributors advised the Fund that it retained $31,542 in front-end sales commissions from the sale of Class A shares and $0, $1,483 and $9,334 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

NOTE 3—Investments in Affiliates

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended August 31, 2004.

Fund	Market Value 08/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 08/31/04	Dividend Income	Realized Gain (Loss)
INVESCO Treasurer’s Money Market Reserve Fund(a)	$—	$51,865,264	$(49,259,579)	$—	$2,605,685	$18,157	$—

(a)	Effective October 15, 2004, INVESCO Treasurer’s Money Market Reserve Fund was renamed Premier Portfolio.

F-9

NOTE 4—Expense Offset Arrangements

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended August 31, 2004, the Fund received credits in transfer agency fees of $122 and credits in custodian fees of $33 under expense offset arrangements, which resulted in a reduction of the Fund’s total expenses of $155.

NOTE 5—Trustees’ Fees

Trustees’ fees represent remuneration paid to each Trustee of the Trust who is not an “interested person” of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended August 31, 2004, the Fund paid legal fees of $1,824 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Borrowings

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund’s aggregate borrowings from all sources exceeds 10% of the Fund’s total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended August 31, 2004, the Fund had average interfund borrowings for the number of days the borrowings were outstanding, in the amount of $1,400,000 with a weighted average interest rate of 1.18% and interest expense of $45.

Effective December 9, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended August 31, 2004.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the year ended August 31, 2004. The agreement expired on December 3, 2003.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7—Option Contracts Written

Transactions During the Period
	Call Option Contracts
	Number of Contracts	Premiums Received
Beginning of year	—	$—
Written	106	5,576
Expired	(106)	(5,576)
End of year	—	$—

F-10

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

There were no ordinary income or long term capital gain distributions paid during the year ended August 31, 2003.

The tax character of distributions paid during the year ended August 31, 2004 was as follows:

2004
Distributions paid from:
Ordinary income	$1,700,622
Long-term capital gain	121,923
Total distributions	$1,822,545

Tax Components of Net Assets:

As of August 31, 2004, the components of net assets on a tax basis were as follows:

2004
Undistributed ordinary income	$1,993,281
Undistributed long-term gain	442,957
Unrealized appreciation — investments	4,975,350
Temporary book/tax differences	(2,346)
Post-October currency loss deferral	(24,026)
Shares of beneficial interest	65,871,971
Total net assets	$73,257,187

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation difference is attributable primarily to losses on wash sales and the recognition for tax purposes of unrealized gains on passive foreign investment companies. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $101.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

The Fund had no capital loss carryforward as of August 31, 2004.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended August 31, 2004 was $115,661,769 and $91,777,802, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$6,179,337
Aggregate unrealized (depreciation) of investment securities	(1,204,088)
Net unrealized appreciation of investment securities	$4,975,249

Cost of investments for tax purposes is $68,199,837.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, redomestication expenses and net operating losses, on August 31, 2004, undistributed net investment income (loss) was increased by $412,818, undistributed net realized gain (loss) was decreased by $613,854 and shares of beneficial interest increased by $201,036. This reclassification had no effect on the net assets of the Fund.

F-11

NOTE 11—Share Information

The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

Changes in Shares Outstanding(b)
	Year ended August 31, 2004		September 3, 2002 (Date operations Commenced) to August 31, 2003
	Shares	Amount	Shares	Amount
Sold:
Class A	1,026,767	$20,058,725	1,586,176	$25,483,314
Class B	257,241	4,941,890	468,399	7,402,060
Class C	517,480	9,942,366	670,314	10,769,759
Institutional Class(a)	363,213	7,100,548	—	—
Issued as reinvestment of dividends:
Class A	53,243	1,000,967	2,267	34,000
Class B	16,414	305,626	2,200	33,000
Class C	23,717	441,361	2,200	33,000
Automatic conversion of Class B shares to Class A shares:
Class A	3,949	78,770	—	—
Class B	(3,996)	(78,770)	—	—
Reacquired:
Class A	(508,456)	(9,876,975)	(172,395)	(2,765,577)
Class B	(136,418)	(2,573,091)	(15,482)	(261,548)
Class C	(247,610)	(4,724,017)	(105,640)	(1,646,187)
Institutional Class(a)	(1,452)	(28,286)	—	—
	1,364,092	$26,589,114	2,438,039	$39,081,821
(a)	Institutional Class shares commenced sales on May 3, 2004.
(b)	There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 20.74% of the outstanding shares of the Fund. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

F-12

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended August 31, 2004		September 3, 2002 (Date operations commenced) to August 31, 2003
Net asset value, beginning of period	$18.32		$15.00
Income from investment operations:
Net investment income (loss)	(0.12)		(0.13	)(a)
Net gains on securities (both realized and unrealized)	1.84		3.45
Total from investment operations	1.72		3.32
Less distributions from net realized gains	(0.67)		—
Net asset value, end of period	$19.37		$18.32
Total return(b)	9.47%		22.13%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$38,578		$25,935
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.85	%(c)	1.97	%(d)
Without fee waivers and/or expense reimbursements	1.88	%(c)	1.97	%(d)
Ratio of net investment income (loss) to average net assets	(0.73	)%(c)	(0.85	)%(d)
Portfolio turnover rate(e)	161%		115%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Total returns are not annualized for period less than one year and do not include sales charges.
(c)	Ratios are based on average daily net assets of $34,125,090.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-13

NOTE 12—Financial Highlights (continued)

	Class B
	Year ended August 31, 2004		September 3, 2002 (Date operations commenced) to August 31, 2003
Net asset value, beginning of period	$18.19		$15.00
Income from investment operations:
Net investment income (loss)	(0.24)		(0.07	)(a)
Net gains on securities (both realized and unrealized)	1.81		3.26
Total from investment operations	1.57		3.19
Less distributions from net realized gains	(0.67)		—
Net asset value, end of period	$19.09		$18.19
Total return(b)	8.70%		21.27%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$11,233		$8,278
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	2.56	%(c)	2.76	%(d)
Without fee waivers and/or expense reimbursements	2.59	%(c)	2.85	%(d)
Ratio of net investment income (loss) to average net assets	(1.44	)%(c)	(1.63	)%(d)
Portfolio turnover rate(e)	161%		115%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Total returns are not annualized for period less than one year and do not include sales charges.
(c)	Ratios are based on average daily net assets of $10,105,925.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-14

NOTE 12—Financial Highlights (continued)

	Class C
	Year ended August 31, 2004		September 3, 2002 (Date operations commenced) to August 31, 2003
Net asset value, beginning of period	$18.17		$15.00
Income from investment operations:
Net investment income (loss)	(0.22)		(0.04	)(a)
Net gains on securities (both realized and unrealized)	1.81		3.21
Total from investment operations	1.59		3.17
Less distributions from net realized gains	(0.67)		—
Net asset value, end of period	$19.09		$18.17
Total return(b)	8.82%		21.13%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$16,424		$10,302
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	2.52	%(c)	2.76	%(d)
Without fee waivers and/or expense reimbursements	2.56	%(c)	2.84	%(d)
Ratio of net investment income (loss) to average net assets	(1.40	)%(c)	(1.64	)%(d)
Portfolio turnover rate(e)	161%		115%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Total returns are not annualized for period less than one year and do not include sales charges.
(c)	Ratios are based on average daily net assets of $13,718,350.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-15

NOTE 12—Financial Highlights (continued)

	Institutional Class
	May 3, 2004 (Date sales commenced) to August 31, 2004
Net asset value, beginning of period	$19.94
Income from investment operations:
Net investment income (loss)	(0.01)
Net losses on securities (both realized and unrealized)	(0.52)
Total from investment operations	(0.53)
Net asset value, end of period	$19.41
Total return(a)	(2.66)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$7,023
Ratio of expenses to average net assets	1.28	%(b)
Ratio of net investment income (loss) to average net assets	(0.16	)%(b)
Portfolio turnover rate(c)	161%
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Total returns are not annualized for period less than one year.
(b)	Ratios are annualized and based on average daily net assets of $3,113,669.
(c)	Not annualized for periods less than one year.

F-16

NOTE 13—Legal Proceedings

Terms used in this Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

As described more fully below, INVESCO Funds Group, Inc. (“IFG”), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. (“AIM”), the Fund’s investment advisor, and A I M Distributors, Inc. (“ADI”), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), the Colorado Division of Securities (“CODS”) and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

On October 8, 2004, AMVESCAP PLC (“AMVESCAP”), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities (“CODS”) with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI will be paid by November 7, 2004.

The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG’s

F-17

NOTE 13—Legal Proceedings (continued)

sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

As referenced by the SEC in the SEC’s settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

At the direction of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total $375 million. Additionally, management fees on the AIM Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund’s financial statements in the future.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. (“NASD”), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor (“DOL”) and the United States Attorney’s Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney’s Office for the Southern District of New York, the United States Attorney’s Office for the Central District of California, the United States Attorney’s Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. (“AIM Management”), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements; interest; and attorneys’ and experts’ fees.

All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the “MDL Court”) for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP’s 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

F-18

NOTE 13—Legal Proceedings (continued)

Private Civil Actions Alleging Improper Use of Fair Value Pricing

Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys’ fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds’ advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys’ and experts’ fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys’ and experts’ fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds’ advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys’ and experts’ fees.

F-19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees

and Shareholders of INVESCO Multi-Sector Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Multi-Sector Fund, now known as AIM Multi-Sector Fund (one of the funds constituting AIM Counselor Series Trust, formerly the sole portfolio of AIM Manager Series Funds, Inc.; hereafter referred to as the “Fund”) at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 22, 2004

Houston, Texas

F-20

Proxy Results (Unaudited)

A Special Meeting of Shareholders of INVESCO Multi-Sector Fund (“Fund”), a portfolio of AIM Counselor Series Trust (“Trust”), formerly INVESCO Counselor Series Funds, Inc. (and formerly a portfolio of AIM Manager Series Funds, Inc. and INVESCO Manager Series Funds, Inc.,), (“Company”), a Delaware statutory trust, was held on October 21, 2003. The meeting was adjourned and reconvened on October 28, 2003. The meeting was held for the following purposes:

(1)*	To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(2)	To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3)	To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.

The results of the voting on the above matters were as follows:

	Trustees/Matter	Votes For	Withholding Authority
(1)*	Bob R. Baker	1,995,592	33,315
	Frank S. Bayley	1,996,024	32,883
	James T. Bunch	1,995,592	33,315
	Bruce L. Crockett	1,995,763	33,144
	Albert R. Dowden	1,995,592	33,315
	Edward K. Dunn, Jr.	1,995,592	33,315
	Jack M. Fields	1,995,798	33,109
	Carl Frischling	1,996,024	32,883
	Robert H. Graham	1,995,331	33,576
	Gerald J. Lewis	1,995,366	33,541
	Prema Mathai-Davis	1,996,587	32,320
	Lewis F. Pennock	1,995,763	33,144
	Ruth H. Quigley	1,996,326	32,581
	Louis S. Sklar	1,995,366	33,541
	Larry Soll, Ph.D.	1,995,331	33,576
	Mark H. Williamson	1,995,331	33,576

	Matter	Votes For	Votes Against	Withheld/ Abstentions
(2)	Approval of a new Investment Advisory Agreement with A I M Advisors, Inc.	1,962,226	32,804	33,877
(3)	Approval of a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc	1,962,234	30,496	36,177
(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation	1,104,026	31,401	893,480	**

A Special Meeting of Shareholders of the Company noted above was reconvened on October 28, 2003. At the reconvened meeting the following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions
(1)*	Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation	1,191,007	34,466	811,018	**

*	Proposal required approval by a combined vote of all the portfolios of AIM Manager Series Funds, Inc.
**	Includes Broker Non-Votes

F-21

Proxy Results (Unaudited) (continued)

(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation	1,104,026	31,401	893,480	**

A Special Meeting of Shareholders of the Company noted above was reconvened on October 28, 2003. At the reconvened meeting the following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions
(1)*	Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation	1,191,007	34,466	811,018	**

*	Proposal required approval by a combined vote of all the portfolios of AIM Manager Series Funds, Inc.
**	Includes Broker Non-Votes

F-22

OTHER INFORMATION

Trustees and Officers

As of May 31, 2004

The address of each trustee and officer of AIM Counselor Series Trust (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Trustee
Interested Persons
Robert H. Graham[1] — 1946 Trustee and President	2003

Director and Chairman, A I M Management Group Inc. (financial services holding company); and Director and Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — Managed Products

			None
Mark H. Williamson[2] — 1951 Trustee and Executive Vice President	1998

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc. (registered transfer agent), Fund Management Company (registered broker dealer) and INVESCO Distributors Inc. (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc.; President and Chief Executive Officer, INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC — Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			None
Independent Trustees
Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	None
Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Partner, law firm of Baker & McKenzie	Badgley Funds, Inc. (registered investment company)
James T. Bunch — 1942 Trustee	2000	Co-President and Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None
Bruce L. Crockett[3] — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group Ltd. (private investment and management) and Magellan Insurance Company

Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; and director of various affiliated Volvo companies

			Cortland Trust, Inc. (Chairman) (registered investment company); Annuity and Life Re (Holdings), Ltd. (insurance company)
Edward K. Dunn, Jr. — 1935 Trustee	2003	Retired Formerly: Chairman, Mercantile Mortgage Corp.; President and Chief Operating Officer, Mercantile-Safe Deposit & Trust Co.; and President, Mercantile Bankshares Corp.	None
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company) and Texana Timber LP (sustainable forestry company)	Administaff, and Discovery Global Education Fund (non-profit)
Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Cortland Trust, Inc. (registered investment company)
Gerald J. Lewis — 1933 Trustee	2000	Chairman, Lawsuit Resolution Services (California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc.
Prema Mathai-Davis — 1950 Trustee	2003	Formerly: Chief Executive Officer, YWCA of the USA	None
Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None

[1]	Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
[2]	Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

Trustees and Officers (Continued)

As of May 31, 2004

The address of each trustee and officer of AIM Counselor Series Trust (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Trustee
Ruth H. Quigley — 1935 Trustee	2003	Retired	None
Louis S. Sklar — 1939 Trustee	2003	Executive Vice President, Development and Operations Hines Interests Limited Partnership (real estate development company)	None
Larry Soll — 1942 Trustee	1997	Retired	None
Other Officers
Kevin M. Carome — 1956 Senior Vice President, Secretary and Chief Legal Officer	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Director and Vice President, INVESCO Distributors, Inc.; Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; and Director, Vice President and General Counsel, Fund Management Company

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC

			N/A
Lisa O. Brinkley[4] — 1959 Senior Vice President and Chief Compliance Officer	2004

Senior Vice President, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; and Vice President, A I M Capital Management, Inc. and A I M Distributors, Inc.

Formerly: Senior Vice President and Compliance Director, Delaware Investments Family of Funds

			N/A
Robert G. Alley — 1948 Vice President	2003	Managing Director, Chief Fixed Income Officer and Senior Investment Officer, A I M Capital Management, Inc., and Vice President, A I M Advisors, Inc.	N/A
Stuart W. Coco — 1955 Vice President	2003	Managing Director and Director of Money Market Research and Special Projects, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A
Melville B. Cox[5] — 1943 Vice President	2003	Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, AIM Investment Services, Inc.	N/A
Sidney M. Dilgren — 1961 Vice President and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc. Formerly, Senior Vice President, AIM Investment Services, Inc.; and Vice President, AIM Distributors, Inc.	N/A
Karen Dunn Kelley — 1960 Vice President	2003	Director of Cash Management, Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A
Edgar M. Larsen — 1940 Vice President	2003	Director and Executive Vice President, A I M Management Group, Inc., Director and Senior Vice President, A I M Advisors, Inc., and Director, Chairman, President, Director of Investments, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.	N/A

[4]	Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.
[5]	Mr. Cox resigned from the Trust effective September 17, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.347.4246.

Office of the Fund	Investment Advisor*	Distributor	Auditors	Sub-Advisor
11 Greenway Plaza.	A I M Advisors, Inc	A I M Distributors, Inc.	PricewaterhouseCoopers LLP	INVESCO Institutional (N.A.), Inc.
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana Street	Denver Division
Houston, TX 77046-1173	Suite 100	Suite 100	Suite 2900	4350 South Monaco Street
	Houston, TX 77046-1173	Houston, TX 77046-1173	Houston, TX 77002-5678	Denver, CO 80237-3400

Counsel to the Fund	Counsel to the Directors	Transfer Agent	Custodian
Ballard Spahr	Kramer, Levin, Naftalis &	AIM Investment Services, Inc.	State Street Bank and Trust
Andrews & Ingersoll, LLP	Frankel LLP	P.O. Box 4739	Company
1735 Market Street, 51st Floor	919 Third Avenue	Houston, TX 77210-4739	225 Franklin Street
Philadelphia, PA 19103-7599	New York, NY 10022-3852		Boston, MA 02110-2801

*	On November 25, 2003, A I M Advisors, Inc. became the investment advisor for most of the INVESCO mutual funds.

Required Federal Income Tax Information (Unaudited)

Of ordinary dividends paid to shareholders during the Fund’s tax year ended August 31, 2004, 8.40% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $331,923 for the Fund’s tax year ended August 31, 2004.

For its tax year ended August 31, 2004, the Fund designated 10.09%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. The actual percentages for the calendar year will be designated in the Fund’s tax year end tax statement.

Domestic Equity

AIM Aggressive Growth Fund

AIM Balanced Fund

AIM Basic Balanced Fund*

AIM Blue Chip Fund

AIM Capital Development Fund

AIM Charter Fund

AIM Constellation Fund

AIM Core Stock Fund1

AIM Dent Demographic Trends Fund

AIM Diversified Dividend Fund

AIM Dynamics Fund1

AIM Emerging Growth Fund

AIM Large Cap Basic Value Fund

AIM Large Cap Growth Fund

AIM Libra Fund

AIM Mid Cap Basic Value Fund

AIM Mid Cap Core Equity Fund2

AIM Mid Cap Growth Fund

AIM Mid Cap Stock Fund1

AIM Opportunities I Fund

AIM Opportunities II Fund

AIM Opportunities III Fund

AIM Premier Equity Fund

AIM S&P 500 Index Fund1

AIM Select Equity Fund

AIM Small Cap Equity Fund3

AIM Small Cap Growth Fund4

AIM Small Company Growth Fund1

AIM Total Return Fund*1

AIM Trimark Endeavor Fund

AIM Trimark Small Companies Fund

AIM Weingarten Fund

* Domestic equity and income fund

International/Global Equity

AIM Asia Pacific Growth Fund

AIM Developing Markets Fund

AIM European Growth Fund

AIM European Small Company Fund5

AIM Global Aggressive Growth Fund

AIM Global Equity Fund6

AIM Global Growth Fund

AIM Global Value Fund

AIM International Core Equity Fund1

AIM International Emerging Growth Fund7

AIM International Growth Fund

AIM Trimark Fund

Sector Equity

AIM Advantage Health Sciences Fund1

AIM Energy Fund1

AIM Financial Services Fund1

AIM Global Health Care Fund

AIM Gold & Precious Metals Fund1

AIM Health Sciences Fund1

AIM Leisure Fund1

AIM Multi-Sector Fund1

AIM Real Estate Fund

AIM Technology Fund1

AIM Utilities Fund1

Fixed Income

TAXABLE

AIM Floating Rate Fund

AIM High Yield Fund

AIM Income Fund

AIM Intermediate Government Fund

AIM Limited Maturity Treasury Fund

AIM Money Market Fund

AIM Short Term Bond Fund

AIM Total Return Bond Fund

Premier U.S. Government Money Portfolio1

TAX-FREE

AIM High Income Municipal Fund

AIM Municipal Bond Fund

AIM Tax-Exempt Cash Fund

AIM Tax-Free Intermediate Fund

AIM Allocation Solutions

AIM Aggressive Allocation Fund

AIM Conservative Allocation Fund

AIM Moderate Allocation Fund

[1]	The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. [2]As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. [3]AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. [4]AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. [5]AIM European Small Company Fund will close to new investors when net assets reach $500 million. [6]Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. [7]AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.

If used after December 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $139 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world’s largest independent financial services companies with $372 billion in assets under management. Data as of June 30, 2004.

Consider the investment objectives, risks, and charges and expenses carefully. For this and other information about AIM funds, obtain a prospectus from your financial advisor or AIMinvestments.com and read it thoroughly before investing.

AIMinvestments.com	I-MSE-AR-1	A I M Distributors, Inc.

[Your goals. Our solutions.]

– registered trademark –

Mutual Funds	Retirement Products	Annuities	College Savings Plans	Separately Managed Accounts	Offshore Products	Alternative Investments	Cash Management

[AIM Investments Logo]

– registered trademark –

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Prema Mathai-Davis. Dr. Mathai-Davis is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2004	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2004 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2003	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2003 Pursuant to Waiver of Pre-Approval Requirement(1)(2)
Audit Fees	$62,290	N/A	$55,200	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(3)	$15,479	0%	$9,600	0%
All Other Fees(4)	$0	0%	$832	0%

Total Fees	$77,769	0%	$65,632	0%

PWC billed the Registrant aggregate non-audit fees of $15,479 for the fiscal year ended 2004, and $10,432 for the fiscal year ended 2003, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly approved by the Registrant’s Audit Committee prior to the completion of the audit by the Audit Committee.

(2)	Prior to May 6, 2003, the Registrant’s Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(3)	Tax fees for the fiscal year end August 31, 2004 includes fees billed for reviewing tax returns and consultation services. Tax fees for fiscal year end August 31, 2003 includes fees billed for reviewing tax returns.

(4)	All other fees for fiscal year end August 31, 2003 includes fees billed for services requested by the Registrant’s Board related to service fees paid to Affiliates.

Fees Billed by PWC Related to AIM and AIM Affiliates

PWC billed AIM Advisors, Inc. (“AIM”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant (“AIM Affiliates”) aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to AIM and AIM Affiliates for fiscal year end 2004 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2004 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to AIM and AIM Affiliates for fiscal year end 2003 That Were Required to be Pre-Approved by the Registrant’s Audit Committee(2)	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2003 Pursuant to Waiver of Pre- Approval Requirement(1)(3)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(4)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates to PWC during a fiscal year; and (iii) such services are promptly approved by the Registrant’s Audit Committee prior to the completion of the audit by the Audit Committee.

(2)	Prior to May 6, 2003, the Registrant’s Audit Committee was not required to pre-approve non-audit services. Therefore, the fees billed for non-audit services shown in this column only represents fees for pre-approved non-audit services rendered after May 6, 2003, to AIM and AIM Affiliates.

(3)	Prior to May 6, 2003, the Registrant’s Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(4)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2004, and $30,450 for the fiscal year ended 2003, for non-audit services rendered to AIM and AIM Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the AIM Funds and the INVESCO Funds (the “Funds”)

Amended September 14, 2004

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committee”) Board of Directors/Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by the Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee.

The Audit Committee will annually review and pre-approve the services that may be provided by the Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

II. Delegation

The Audit Committee may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next-scheduled meeting.

III. Audit Services

The annual audit services engagement terms and estimated fees will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide.

Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV. General Pre-Approval of Non-Audit Services

The Audit Committee may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

All Other Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

V. Specific Pre-Approval of Non-Audit Services

The Audit Committee may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

VI. Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fee levels or established amounts for services to be provided by the Auditor under general pre-approval policies will be set annually by the Audit Committee. Any proposed services exceeding these levels or amounts will be reported to the Audit Committee at the quarterly Audit Committee meeting. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

VII. Procedures

On an annual basis, A I M Advisors, Inc. (“AIM”) will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed at the next quarterly Audit Committee meeting of any such services billed by the Auditor and whether the amounts billed were within the estimated range of fees for the services rendered.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of AIM.

Exhibit 1

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Registrant adopted Shareholder Communication Procedures (the “Procedures”) on December 10, 2003, which Procedures were amended effective June 9, 2004. The Procedures set forth the process by which shareholders of the Registrant may send communications to the Board. As originally drafted, the Procedures covered recommendations of nominees sent by shareholders to the Board or to an individual trustee. However, the amended Procedures adopted effective June 9, 2004 do not cover such shareholder communications. Therefore, the adoption of amended Procedures could be viewed as a material change to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	As of September 21, 2004, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of September 21, 2004, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s most recent fiscal half-year (the Registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Counselor Series Trust

By:	/s/ ROBERT H. GRAHAM
Robert H. Graham Principal Executive Officer

Date: November 1, 2004

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT H. GRAHAM
Robert H. Graham Principal Executive Officer

Date: November 1, 2004

By:	/s/ SIDNEY M. DILGREN
Sidney M. Dilgren Principal Financial Officer

Date: November 1, 2004

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.